[LOGO]



SEMI-ANNUAL REPORT


FEBRUARY 28, 2003
(UNAUDITED)


VISTA CAPITAL ADVANTAGE(SM)

MUTUAL FUND VARIABLE ANNUITY TRUST


J.P. MORGAN FUND DISTRIBUTORS, INC., DISTRIBUTOR

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR VISTA CAPITAL ADVANTAGE

The Vista Capital Advantage (VCA) is distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. JPMorgan Chase is the portfolio administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS, OR GUARANTEED OR ENDORSED BY, JPMORGAN CHASE BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[LOGO]

Dear Vista Capital Advantage Contract Owner:

Enclosed is the February 28, 2003 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The tables below show the one year, three years, five years and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at February 28, 2003. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

              ANCHOR NATIONAL LIFE INSURANCE COMPANY POLICY HOLDERS
                   AVERAGE ANNUAL TOTAL RETUN AS OF 2/28/03(2)

                                                        1             3              5           SINCE
             PORTFOLIO (CONTRACT INCEPTION DATE)       YEAR          YEAR           YEAR       INCEPTION
           ----------------------------------------------------------------------------------------------
             Growth and Income (3/13/95)              -28.27%       -13.36%         -8.95%        3.46%
             Capital Growth (3/13/95)                 -33.69%       -11.83%         -6.09%        5.20%
             International Equity (3/13/95)           -24.14%       -23.11%         -5.90%       -0.35%
             Asset Allocation (3/13/95)               -19.43%       -10.04%         -5.79%        2.60%
             U.S. Government Income (7/13/95)           2.87%         6.83%          4.86%        5.19%
             Money Market (6/2/95)                     -6.42%         0.20%          1.71%        2.85%
               7-DAY YIELD AS OF 2/28/03; 0.31%

        FIRST SUNAMERICA LIFE INSURANCE COMPANY POLICY HOLDERS (NEW YORK)
                   AVERAGE ANNUAL TOTAL RETUN AS OF 2/28/03(2)

                                                        1             3              5           SINCE
             PORTFOLIO (CONTRACT INCEPTION DATE)       YEAR          YEAR           YEAR       INCEPTION
           -----------------------------------------------------------------------------------------------
             Growth and Income (12/6/95)              -28.27%       -13.36%         -8.66%        1.17%
             Capital Growth (12/6/95)                 -33.69%       -11.83%         -5.83%        2.81%
             International Equity (12/22/95)          -24.14%       -23.11%         -5.65%       -1.78%
             Asset Allocation (12/22/95)              -19.43%       -10.04%         -5.53%        0.99%
             U.S. Government Income (12/22/95)          2.87%         6.83%          5.03%        5.03%
             Money Market (12/22/95)                   -6.42%         0.20%          1.90%        2.79%
               7-DAY YIELD AS OF 2/28/03; 0.36%

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-908-4782.

Sincerely,


/s/ George C.W. Gatch
George C.W. Gatch
President, JPMorgan Funds

----------
(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59 1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

(3) Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The views expressed on this page are exclusively those of JPMorgan Fleming.

                                   (UNAUDITED)

       TABLE OF CONTENTS

 3     PRESIDENT'S LETTER


       PERFORMANCE & COMMENTARY

 4     GROWTH AND INCOME

 6     CAPITAL GROWTH

 8     INTERNATIONAL EQUITY

10     ASSET ALLOCATION

12     U.S. GOVERNMENT INCOME

14     MONEY MARKET


       PORTFOLIO OF INVESTMENTS

15     GROWTH AND INCOME

17     CAPITAL GROWTH

19     INTERNATIONAL EQUITY

21     ASSET ALLOCATION

25     U.S. GOVERNMENT INCOME

26     MONEY MARKET


       MUTUAL FUND VARIABLE ANNUITY TRUST

27     STATEMENT OF ASSETS & LIABILITIES

28     STATEMENT OF OPERATIONS

29     STATEMENT OF CHANGES IN NET ASSETS

30     FINANCIAL HIGHLIGHTS

32     NOTES TO FINANCIAL STATEMENTS

       HIGHLIGHTS

-      March to war exerts downward pressure
-      International markets underperform
-      Bonds rally
-      Some compelling equity valuations

                                                              PRESIDENT'S LETTER

                                                                       [LOGO]

                                                                   April 7, 2003

DEAR SHAREHOLDER:

We are pleased to present this half yearly report for the Variable Annuity Portfolios. Inside, you'll find information detailing the performance of your portfolio for the six months ended February 28, 2003, along with a report from the portfolio manager.

EQUITIES DRIFT LOWER

Equity markets ebbed and flowed during the six months, although by the end of the period they had drifted lower. Sentiment was buffeted by a powerful combination of geopolitical, economic and corporate events. The march to war with Iraq exerted a constant downward pressure. Corporate and economic news switched between good and bad. Positive data drove a fourth-quarter rally, which was then undermined early in 2003 by a deterioration in data.

The S&P 500 Index fell 7.3% during the period. International markets fell still further--largely as a result of poor corporate news--with the benchmark MSCI EAFE Index declining 11.0%. There were a few areas of relative resilience, such as U.S. mid-cap growth stocks, where the Russell Mid Cap Index fell by just 1.4%.

In international markets, a few European exchanges fell exceptionally badly--notably Amsterdam and Germany. The accounting scandal surrounding food retailer Ahold hurt Dutch stock prices. Meanwhile, in Germany poor economic news pushed prices lower. By contrast, some Asia Pacific markets experienced muted price falls. Markets such as Hong Kong's were supported by relatively strong local economic growth--especially in mainland China.

BONDS RALLY

Fixed income securities were the one bright spot in the period. Although volatile, they tended to rise in price as indicated by a 4.7% appreciation in the Lehman Aggregate Bond Index. All the factors that held back equities also signaled to the bond market that inflationary forces remained subdued, causing bond prices to rally. By some measures bonds now appear expensive, but they remain an essential part of a well-diversified portfolio.

OUTLOOK

Looking forward, investors are faced with the question of whether we are in for a long period of low economic growth and low inflation and, if so, what does this mean for investment returns? We believe that equity returns are likely to be low but respectable, given the context of muted inflation. We would add, however, that equities could bounce back from this period of extreme stress to produce returns well in excess of single digits. Indeed, following the most recent setback in equity prices, many of our managers are now investing in good quality companies with shares trading on valuations that we do not believe fully represent their prospects.

Sincerely,


/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

     GROWTH AND INCOME PORTFOLIO
     (UNAUDITED)


THE GROWTH AND INCOME PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION AND DIVIDEND INCOME PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

Q: HOW DID THE PORTFOLIO PERFORM?
A: The Growth & Income Portfolio fell 7.91% in the six months ended February 28, 2003. This compares with a fall of 7.90% for the S&P 500/Barra Value Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: Large cap value stocks declined during a volatile period, buffeted by a potent combination of geopolitical, economic, and corporate concerns. On a relative basis, the Portfolio performed in line with its market benchmark, primarily driven by strong stock selection in the consumer discretionary sector.

The Portfolio's best performers in the consumer discretionary sector during an otherwise difficult period were in the cable and satellite television industries. Shares of Echostar Communications rallied after the Department of Justice filed to block the company's planned acquisition of DirectTV, allowing the company to refocus on its successful ongoing operations. In the cable sector, shares of both Liberty Media and Comcast recovered strongly after a period of weakness in which the scandals at Adelphia and overall doubts regarding the heavy debt load of cable operators began to subside.

Some of the Portfolio's worst performers were in the healthcare sector. Shares of Tenet Healthcare fell sharply after an investigation into the company's revenues from Medicare was launched, while CIGNA's shares fell after the company reported poor operating results and announced a major restructuring effort.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: Given the near-term geopolitical, economic, and corporate sector uncertainties, the portfolio manager has sought to maintain significant sector diversification in the Portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality, undervalued companies will perform well even in a challenging economic environment.

Q. WHAT IS THE OUTLOOK?
A. Over the last two months, the S&P 500/Barra Value Index has not only declined on an absolute basis, but also underperformed the S&P 500/Barra Growth Index on a relative basis. This trend is consistent with what we observed in the market sell-off of last September/early October, when large-cap value stocks underperformed as stocks plunged across-the-board. In the three-month rally subsequent to that sell-off, however, we observed significant outperformance on the part of large-cap value stocks. Our expectation is that stocks are again nearing the oversold levels seen during the last sell-off, and the stage is being set for a recovery in large-cap value stocks consistent with the outperformance observed in the subsequent rally.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $14,687 from inception on 3/1/95 through 2/28/03.*

INVESTMENT RESULTS

                      Average Annual Returns as of 2/28/03

1 year                                                    -21.10%
3 year                                                     -9.87%
5 year                                                     -6.44%
Since Inception (3/1/95)                                    4.92%

[CHART]

            GROWTH AND         S&P 500/BARRA  LIPPER GROWTH AND
            INCOME PORTFOLIO   VALUE INDEX    INCOME FUNDS INDEX
  3/1/95          $   10,000      $   10,000          $   10,000
 3/31/95          $   10,270      $   10,276          $   10,235
 4/30/95          $   10,410      $   10,614          $   10,517
 5/31/95          $   10,729      $   11,086          $   10,871
 6/30/95          $   11,000      $   11,171          $   11,076
 7/31/95          $   11,459      $   11,556          $   11,449
 8/31/95          $   11,479      $   11,654          $   11,558
 9/30/95          $   11,708      $   12,060          $   11,903
10/31/95          $   11,479      $   11,872          $   11,741
11/30/95          $   11,959      $   12,494          $   12,246
12/31/95          $   12,149      $   12,840          $   12,449
 1/31/96          $   12,557      $   13,224          $   12,819
 2/28/96          $   12,767      $   13,348          $   12,998
 3/31/96          $   13,018      $   13,660          $   13,163
 4/30/96          $   13,228      $   13,800          $   13,365
 5/31/96          $   13,375      $   14,008          $   13,560
 6/30/96          $   13,344      $   13,941          $   13,502
 7/31/96          $   12,893      $   13,353          $   12,952
 8/31/96          $   13,343      $   13,721          $   13,342
 9/30/96          $   13,939      $   14,308          $   13,937
10/31/96          $   14,160      $   14,793          $   14,253
11/30/96          $   15,050      $   15,925          $   15,171
12/31/96          $   14,767      $   15,664          $   15,023
 1/31/97          $   15,602      $   16,386          $   15,693
 2/28/97          $   15,542      $   16,506          $   15,826
 3/31/97          $   14,899      $   15,941          $   15,275
 4/30/97          $   15,578      $   16,539          $   15,839
 5/31/97          $   16,569      $   17,576          $   16,761
 6/30/97          $   17,214      $   18,247          $   17,418
 7/31/97          $   18,610      $   19,707          $   18,668
 8/31/97          $   18,085      $   18,816          $   17,968
 9/30/97          $   18,931      $   19,919          $   18,876
10/31/97          $   18,562      $   19,186          $   18,249
11/30/97          $   19,171      $   19,917          $   18,758
12/31/97          $   19,437      $   20,359          $   19,060
 1/31/98          $   19,119      $   20,109          $   19,096
 2/28/98          $   20,488      $   21,617          $   20,294
 3/31/98          $   21,428      $   22,713          $   21,233
 4/30/98          $   21,179      $   22,981          $   21,348
 5/31/98          $   20,722      $   22,657          $   21,021
 6/30/98          $   21,095      $   22,829          $   21,274
 7/31/98          $   20,418      $   22,334          $   20,752
 8/31/98          $   17,098      $   18,742          $   17,822
 9/30/98          $   17,983      $   19,882          $   18,622
10/31/98          $   19,449      $   21,439          $   19,974
11/30/98          $   20,293      $   22,556          $   20,937
12/31/98          $   21,482      $   23,347          $   21,649
 1/31/99          $   21,596      $   23,819          $   21,853
 2/28/99          $   20,300      $   23,307          $   21,370
 3/31/99          $   20,759      $   24,013          $   22,107
 4/30/99          $   22,154      $   26,083          $   23,539
 5/31/99          $   21,645      $   25,621          $   23,198
 6/30/99          $   22,547      $   26,605          $   24,158
 7/31/99          $   21,465      $   25,786          $   23,465
 8/31/99          $   20,727      $   25,133          $   22,946
 9/30/99          $   20,053      $   24,151          $   22,226
10/31/99          $   20,627      $   25,515          $   23,177
11/30/99          $   20,759      $   25,365          $   23,381
12/31/99          $   21,491      $   26,318          $   24,218
 1/31/00          $   21,064      $   25,481          $   23,269
 2/28/00          $   20,059      $   23,889          $   22,513
 3/31/00          $   21,934      $   26,380          $   24,627
 4/30/00          $   21,803      $   26,204          $   24,188
 5/31/00          $   21,491      $   26,285          $   24,099
 6/30/00          $   21,293      $   25,247          $   24,007
 7/31/00          $   21,589      $   25,752          $   23,921
 8/31/00          $   22,889      $   27,477          $   25,409
 9/30/00          $   22,182      $   27,472          $   24,712
10/31/00          $   22,264      $   27,985          $   24,784
11/30/00          $   21,079      $   26,552          $   23,426
12/31/00          $   21,737      $   27,920          $   24,311
 1/31/01          $   21,687      $   29,098          $   24,803
 2/28/01          $   20,507      $   27,169          $   23,463
 3/31/01          $   19,527      $   26,096          $   22,400
 4/30/01          $   20,954      $   27,865          $   23,897
 5/31/01          $   21,170      $   28,158          $   24,203
 6/30/01          $   20,340      $   27,245          $   23,614
 7/31/01          $   20,208      $   26,774          $   23,404
 8/31/01          $   18,929      $   25,226          $   22,325
 9/30/01          $   17,451      $   22,830          $   20,530
10/31/01          $   17,568      $   22,830          $   20,791
11/30/01          $   18,530      $   24,280          $   22,145
12/31/01          $   18,795      $   24,649          $   22,506
 1/31/02          $   18,660      $   23,973          $   22,179
 2/28/02          $   18,610      $   23,760          $   22,033
 3/31/02          $   19,402      $   24,976          $   22,894
 4/30/02          $   18,424      $   23,725          $   22,033
 5/31/02          $   18,627      $   23,820          $   22,005
 6/30/02          $   17,362      $   22,317          $   20,566
 7/31/02          $   15,810      $   19,904          $   18,929
 8/31/02          $   15,945      $   20,042          $   19,116
 9/30/02          $   14,258      $   17,751          $   17,182
10/31/02          $   15,539      $   19,226          $   18,307
11/30/02          $   16,299      $   20,578          $   19,319
12/31/02          $   15,541      $   19,508          $   18,479
 1/31/03          $   15,129      $   18,973          $   17,984
 2/28/03          $   14,687      $   18,457          $   17,599

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The S&P 500/BARRA Value Index contains large U.S. Companies with low price-to-book ratios relative to the S&P 500 Index.

The Lipper Growth and Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

CAPITAL GROWTH PORTFOLIO
(UNAUDITED)


THE CAPITAL GROWTH PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

Q: HOW DID THE PORTFOLIO PERFORM?
A: The Capital Growth Portfolio fell 5.09% during the six months ended February 28, 2003. This compares with a fall of 1.36% for the Russell Mid Cap Growth Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: Mid-cap growth stocks declined during the volatile period, buffeted by a potent combination of geopolitical, economic, and corporate concerns. On a relative basis, the Portfolio lagged its market benchmark due to weak stock selection, particularly in the healthcare, technology, and transportation sectors.

Among the largest detractors from the Portfolio's performance were several healthcare sector names. Shares of Ameriscourcebergen, the distributor of pharmaceutical products, fell on concerns about the company's ability to maintain its current level of sales growth. Idec Pharmaceuticals dropped on concerns that its drugs for non-Hodgkins lymphona--Zituxan and Zavalin--faced slowing sales growth and slower-than-expected market penetration, respectively. Lastly, shares of Dentsply International, which manufactures equipment and supplies for dentists, declined as investors questioned the company's true internal growth rate in light of the company's aggressive acquisition strategy.

Notwithstanding difficulties noted above, some of the top performers on an absolute basis came from the technology sector. Shares of BEA Systems, Adobe Systems, and Microchip Technology all rallied as investors returned to the technology sector in pursuit of companies with strong business fundamentals and beaten-down stock prices.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: Given the near-term geopolitical, economic, and corporate sector uncertainties, the portfolio manager has sought to maintain significant sector diversification and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies--regardless of their economic sector--will perform well even in a challenging economic environment.

Q: WHAT IS THE OUTLOOK?
A: Despite its decline in the first two months of 2003, the Russell Mid Cap Growth Index has been the best performing of the Russell equity indices so far this year. The Index has been supported by the performance of technology, energy, and producer durable stocks--all poor performers in 2002 when we saw an extreme compression in the valuation of growth stocks. The fact remains, however, that there are many quality growth companies producing EPS growth whose stocks were indiscriminately sold as investors fled growth investments of all kinds. We believe investors are now correcting for this oversold condition by investing in companies with proven track records of growth.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $16,796 from inception on 3/1/95 through 2/28/03.*

INVESTMENT RESULTS

                      Average Annual Returns as of 2/28/03

1 year                                                    -26.63%
3 year                                                     -8.42%
5 year                                                     -3.71%
Since Inception (3/1/95)                                    6.70%

[CHART]

              CAPITAL GROWTH      RUSSELL MIDCAP      LIPPER MID-CAP
              PORTFOLIO           GROWTH INDEX        FUNDS INDEX
  3/1/95          $   10,000          $   10,000          $   10,000
 3/31/95          $   10,350          $   10,397          $   10,303
 4/30/95          $   10,470          $   10,484          $   10,394
 5/31/95          $   10,870          $   10,743          $   10,569
 6/30/95          $   11,140          $   11,232          $   11,258
 7/31/95          $   11,829          $   11,939          $   12,125
 8/31/95          $   11,899          $   12,070          $   12,283
 9/30/95          $   12,089          $   12,339          $   12,667
10/31/95          $   11,659          $   12,027          $   12,363
11/30/95          $   12,219          $   12,565          $   12,762
12/31/95          $   12,706          $   12,571          $   12,890
 1/31/96          $   12,871          $   12,793          $   12,933
 2/28/96          $   13,077          $   13,277          $   13,467
 3/31/96          $   13,674          $   13,382          $   13,735
 4/30/96          $   14,363          $   14,028          $   14,499
 5/31/96          $   14,785          $   14,314          $   14,970
 6/30/96          $   14,405          $   13,882          $   14,470
 7/31/96          $   13,571          $   12,805          $   13,186
 8/31/96          $   14,240          $   13,498          $   13,959
 9/30/96          $   14,960          $   14,355          $   14,829
10/31/96          $   14,765          $   14,187          $   14,514
11/30/96          $   15,526          $   15,022          $   15,070
12/31/96          $   15,671          $   14,770          $   14,991
 1/31/97          $   16,285          $   15,424          $   15,469
 2/28/97          $   16,042          $   15,085          $   14,882
 3/31/97          $   15,277          $   14,233          $   13,988
 4/30/97          $   15,404          $   14,581          $   14,247
 5/31/97          $   16,493          $   15,888          $   15,676
 6/30/97          $   17,141          $   16,328          $   16,204
 7/31/97          $   18,322          $   17,890          $   17,486
 8/31/97          $   18,124          $   17,715          $   17,376
 9/30/97          $   19,070          $   18,611          $   18,486
10/31/97          $   18,487          $   17,679          $   17,521
11/30/97          $   18,709          $   17,865          $   17,472
12/31/97          $   18,905          $   18,099          $   17,610
 1/31/98          $   18,905          $   17,773          $   17,367
 2/28/98          $   20,289          $   19,444          $   18,958
 3/31/98          $   21,001          $   20,258          $   19,837
 4/30/98          $   20,923          $   20,534          $   20,018
 5/31/98          $   20,005          $   19,690          $   19,013
 6/30/98          $   20,185          $   20,247          $   19,760
 7/31/98          $   18,867          $   19,380          $   18,845
 8/31/98          $   15,156          $   15,681          $   15,039
 9/30/98          $   15,906          $   16,866          $   16,213
10/31/98          $   17,237          $   18,108          $   17,011
11/30/98          $   17,780          $   19,328          $   18,115
12/31/98          $   18,669          $   21,330          $   20,060
 1/31/99          $   18,367          $   21,970          $   20,600
 2/28/99          $   17,647          $   20,896          $   19,319
 3/31/99          $   18,510          $   22,060          $   20,217
 4/30/99          $   18,812          $   23,066          $   21,086
 5/31/99          $   19,186          $   22,768          $   21,120
 6/30/99          $   20,337          $   24,357          $   22,444
 7/31/99          $   20,121          $   23,583          $   22,027
 8/31/99          $   19,789          $   23,338          $   21,732
 9/30/99          $   19,315          $   23,139          $   21,632
10/31/99          $   19,790          $   24,928          $   23,113
11/30/99          $   20,322          $   27,510          $   25,120
12/31/99          $   21,450          $   32,275          $   28,895
 1/31/00          $   20,519          $   32,269          $   28,282
 2/28/00          $   21,869          $   39,052          $   33,342
 3/31/00          $   23,483          $   39,091          $   33,132
 4/30/00          $   23,312          $   35,295          $   30,379
 5/31/00          $   22,272          $   32,722          $   28,535
 6/30/00          $   22,862          $   36,194          $   31,400
 7/31/00          $   22,800          $   33,903          $   30,690
 8/31/00          $   25,315          $   39,015          $   34,459
 9/30/00          $   24,789          $   37,107          $   33,156
10/31/00          $   24,571          $   34,569          $   31,180
11/30/00          $   22,600          $   27,057          $   26,235
12/31/00          $   24,550          $   28,483          $   27,885
 1/31/01          $   24,717          $   30,110          $   28,588
 2/28/01          $   23,457          $   24,901          $   25,169
 3/31/01          $   21,730          $   21,337          $   22,627
 4/30/01          $   23,490          $   24,894          $   25,324
 5/31/01          $   23,939          $   24,777          $   25,521
 6/30/01          $   23,740          $   24,790          $   25,243
 7/31/01          $   23,342          $   23,119          $   23,999
 8/31/01          $   22,611          $   21,443          $   22,336
 9/30/01          $   20,088          $   17,898          $   19,113
10/31/01          $   20,753          $   19,779          $   20,238
11/30/01          $   22,031          $   21,910          $   21,973
12/31/01          $   23,511          $   22,742          $   22,722
 1/31/02          $   22,964          $   22,003          $   22,027
 2/28/02          $   22,897          $   20,756          $   21,020
 3/31/02          $   23,643          $   22,339          $   22,456
 4/30/02          $   22,780          $   21,157          $   21,733
 5/31/02          $   21,967          $   20,527          $   21,194
 6/30/02          $   19,942          $   18,261          $   19,369
 7/31/02          $   18,131          $   16,486          $   17,473
 8/31/02          $   17,700          $   16,428          $   17,478
 9/30/02          $   16,505          $   15,122          $   16,064
10/31/02          $   17,535          $   16,294          $   16,917
11/30/02          $   18,382          $   17,570          $   18,032
12/31/02          $   17,483          $   16,509          $   17,027
 1/31/03          $   17,256          $   16,347          $   16,687
 2/28/03          $   16,796          $   16,205          $   16,368

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell MidCap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Mid-Cap Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)


THE INTERNATIONAL EQUITY PORTFOLIO SEEKS TO PROVIDE A TOTAL RETURN ON ASSETS FROM LONG-TERM GROWTH OF CAPITAL PRINCIPALLY THROUGH DIVERSIFIED HOLDINGS OF THE STOCKS OF ESTABLISHED FOREIGN COMPANIES OUTSIDE THE UNITED STATES.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The International Equity Portfolio fell 12.99% during the six months ended February 28, 2003. This compares with a decline of 10.97% in the MSCI EAFE Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: During the six months under review, disappointing news from a small number of holdings caused the Portfolio to trail its MSCI EAFE benchmark. Such was the state of nervousness in equity markets, that negative news caused substantial falls in stock prices. This period of underperformance contrasts with the long-term record of outperformance generated by this stock-picking style.

Much of the poor performance was caused by just two German holdings. Bayer shares fell by almost 50% following uncertainty over potential liabilities related to its Baycol cholesterol-reducing drug, which has so far been linked to about 100 deaths. Heidelberg Cement shares also lost approaching half of their value, with concerns about declining demand for cement, both globally and in Germany.

In the U.K. there were problems at Allied Domecq and BAE Systems. Shares in Allied Domecq fell sharply after the company warned that profits would be lower than expected citing foreign exchange issues, and mounting pension fund costs. BAE Systems also issued a profit warning during the period, following cost overruns on two U.K. government defense contracts.

But there were some bright spots. Among defensives, the stable cash flows of Portuguese motorway company Brisa and Spanish tobacco company Altadis were rewarded by positive stock price returns. There were also positive returns from commodity price plays such as the Italian oil company ENI and metals company Rio Tinto.

In Japan, there were strong returns from stocks including Canon, Fuji Photo and Yamanichi Pharmaceutical.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The manager continued to search for stocks that will drive Portfolio returns higher. As stock markets have fallen, so an increasing number of high-quality stocks are trading on attractive valuations. These include companies such as Allied Domecq, Aventis, BG Group, Nestle and Renault. This search for attractive companies trading at compelling valuations has led to an increased holding in cyclical stocks, although the Portfolio retains a defensive bias.

Q: WHAT IS THE OUTLOOK?
A: War in the Middle East, and dissent between the U.S. and its erstwhile allies, have been the dominant factors driving down equity markets. While this has led to declining consumer confidence and higher oil prices, we remain believers in long-term equity returns. Quite simply, the valuations of some equities are currently too low.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $10,763 from inception on 3/1/95 through 2/28/03.*

INVESTMENT RESULTS

                      Average Annual Returns as of 2/28/03

1 year                                                    -16.94%
3 year                                                    -19.22%
5 year                                                     -3.51%
Since Inception (3/1/95)                                    0.92%

[CHART]

            INTERNATIONAL                           LIPPER INTERNATIONAL
            EQUITY PORTFOLIO     MSCI EAFE INDEX    FUNDS INDEX
  3/1/95          $   10,000          $   10,000              $   10,000
 3/31/95          $   10,180          $   10,624              $   10,263
 4/30/95          $   10,350          $   11,023              $   10,641
 5/31/95          $   10,480          $   10,892              $   10,745
 6/30/95          $   10,470          $   10,702              $   10,786
 7/31/95          $   11,010          $   11,368              $   11,379
 8/31/95          $   10,890          $   10,935              $   11,187
 9/30/95          $   11,070          $   11,148              $   11,374
10/31/95          $   10,909          $   10,849              $   11,137
11/30/95          $   10,869          $   11,150              $   11,253
12/31/95          $   10,889          $   11,600              $   11,579
 1/31/96          $   11,057          $   11,647              $   11,852
 2/28/96          $   11,131          $   11,687              $   11,903
 3/31/96          $   11,426          $   11,934              $   12,089
 4/30/96          $   11,753          $   12,282              $   12,483
 5/31/96          $   11,617          $   12,056              $   12,469
 6/30/96          $   11,680          $   12,123              $   12,583
 7/31/96          $   11,121          $   11,769              $   12,159
 8/31/96          $   11,152          $   11,795              $   12,317
 9/30/96          $   11,447          $   12,109              $   12,593
10/31/96          $   11,299          $   11,985              $   12,542
11/30/96          $   11,689          $   12,462              $   13,132
12/31/96          $   11,647          $   12,302              $   13,249
 1/31/97          $   11,532          $   11,871              $   13,266
 2/28/97          $   11,797          $   12,066              $   13,506
 3/31/97          $   11,751          $   12,109              $   13,578
 4/30/97          $   11,727          $   12,173              $   13,637
 5/31/97          $   12,213          $   12,966              $   14,407
 6/30/97          $   12,687          $   13,680              $   15,098
 7/31/97          $   13,288          $   13,902              $   15,583
 8/31/97          $   12,075          $   12,863              $   14,459
 9/30/97          $   12,733          $   13,584              $   15,388
10/31/97          $   11,728          $   12,539              $   14,220
11/30/97          $   11,659          $   12,411              $   14,100
12/31/97          $   11,815          $   12,519              $   14,210
 1/31/98          $   12,097          $   13,091              $   14,554
 2/28/98          $   12,867          $   13,932              $   15,478
 3/31/98          $   13,442          $   14,361              $   16,319
 4/30/98          $   13,747          $   14,474              $   16,570
 5/31/98          $   13,797          $   14,404              $   16,603
 6/30/98          $   13,626          $   14,513              $   16,459
 7/31/98          $   14,017          $   14,660              $   16,711
 8/31/98          $   11,778          $   12,843              $   14,306
 9/30/98          $   11,154          $   12,449              $   13,861
10/31/98          $   11,876          $   13,746              $   14,880
11/30/98          $   12,426          $   14,450              $   15,625
12/31/98          $   12,885          $   15,019              $   16,010
 1/31/99          $   13,677          $   14,974              $   16,107
 2/28/99          $   13,132          $   14,618              $   15,693
 3/31/99          $   13,417          $   15,227              $   16,216
 4/30/99          $   14,040          $   15,844              $   16,972
 5/31/99          $   13,237          $   15,028              $   16,340
 6/30/99          $   13,756          $   15,614              $   17,115
 7/31/99          $   14,443          $   16,078              $   17,496
 8/31/99          $   14,728          $   16,137              $   17,635
 9/30/99          $   14,819          $   16,300              $   17,691
10/31/99          $   15,351          $   16,912              $   18,308
11/30/99          $   17,218          $   17,499              $   19,650
12/31/99          $   19,549          $   19,070              $   22,066
 1/31/00          $   18,922          $   17,859              $   20,775
 2/28/00          $   20,416          $   18,339              $   22,146
 3/31/00          $   20,402          $   19,051              $   22,203
 4/30/00          $   18,948          $   18,049              $   20,796
 5/31/00          $   18,080          $   17,608              $   20,224
 6/30/00          $   18,506          $   18,297              $   21,160
 7/31/00          $   17,651          $   17,530              $   20,475
 8/31/00          $   17,759          $   17,683              $   20,821
 9/30/00          $   16,663          $   16,822              $   19,607
10/31/00          $   16,197          $   16,425              $   18,940
11/30/00          $   15,769          $   15,809              $   18,141
12/31/00          $   16,282          $   16,370              $   18,818
 1/31/01          $   16,265          $   16,362              $   18,929
 2/28/01          $   14,990          $   15,135              $   17,600
 3/31/01          $   14,067          $   14,125              $   16,362
 4/30/01          $   15,040          $   15,107              $   17,357
 5/31/01          $   14,604          $   14,574              $   16,937
 6/30/01          $   14,017          $   13,978              $   16,460
 7/31/01          $   13,681          $   13,723              $   16,032
 8/31/01          $   13,362          $   13,376              $   15,709
 9/30/01          $   12,237          $   12,021              $   13,997
10/31/01          $   12,606          $   12,329              $   14,376
11/30/01          $   13,127          $   12,784              $   14,913
12/31/01          $   13,412          $   12,859              $   15,178
 1/31/02          $   12,824          $   12,176              $   14,565
 2/28/02          $   12,959          $   12,261              $   14,769
 3/31/02          $   13,681          $   12,925              $   15,550
 4/30/02          $   13,949          $   13,010              $   15,659
 5/31/02          $   14,116          $   13,175              $   15,883
 6/30/02          $   13,714          $   12,651              $   15,256
 7/31/02          $   12,270          $   11,402              $   13,733
 8/31/02          $   12,371          $   11,376              $   13,744
 9/30/02          $   10,894          $   10,154              $   12,264
10/31/02          $   11,548          $   10,700              $   12,900
11/30/02          $   12,119          $   11,185              $   13,510
12/31/02          $   11,736          $   10,810              $   13,078
 1/31/03          $   11,054          $   10,359              $   12,599
 2/28/03          $   10,763          $   10,122              $   12,227

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australasia and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

ASSET ALLOCATION PORTFOLIO
(UNAUDITED)


THE ASSET ALLOCATION PORTFOLIO SEEKS TO PROVIDE MAXIMUM RETURN THROUGH A COMBINATION OF LONG-TERM CAPITAL GROWTH AND CURRENT INCOME BY INVESTING IN COMMON STOCKS, CONVERTIBLE SECURITIES AND GOVERNMENT AND CORPORATE FIXED INCOME OBLIGATIONS.

Q: HOW DID THE PORTFOLIO PERFORM?
A: The Asset Allocation Portfolio declined 2.88% during the six months ended February 28, 2003. This compares to a decline of 7.29% and a gain of 4.73% in the S&P 500 Index and Lehman Aggregate Index, respectively.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: The Fund's underperformance relative to its benchmark was due primarily to the underperformance of the fixed-income portion of the Portfolio, which more than offset the outperformance of the equity portion of the portfolio, during this period. Within the bond segment, weak performance was due primarily to our positions in corporates and utilities. Corporates were down for most of the reporting period, though they rallied sharply in November and December. On a stock-specific level, overweight positions in Travelers Property & Casualty and Amgen contributed most to performance, while our overweights in CIGNA and Tenet Healthcare detracted most from performance.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: In a highly volatile market environment, one marked by the looming prospect of war with Iraq and a weak national economy, amongst other negative influences, our domestic large cap portfolio outperformed its S&P 500 benchmark. We overweighted our positions in the utilities and pharmaceuticals sectors, and our underweighting of the semiconductor sector contributed positively to performance. However, our decision to overweight the insurance and consumer staple sectors, and underweight the health services & systems sector, detracted from performance.

The fixed-income portion of the Portfolio struggled over the past six months, particularly in the fourth quarter of 2002. Although corporates endured a late-2002 rally, this hurt performance, as we were underweight the corporate sector during the six-month period. Also in the fourth quarter, lower quality, investment-grade names outperformed higher quality names, with industrials, utilities and finance companies leading the way. As we were underweight utilities in the fourth quarter, this served to undermine performance as well.

Q: WHAT IS THE OUTLOOK?
A: Going forward, the nation's equity markets likely will remain troubled by the increasing risk of war. Among other things, stocks are vulnerable to high current oil prices, which may persist while the conflict remains unresolved. Investors are also wary of the significant risks involved in unilateral military action by the United States. We believe the more enduring and fundamental issues are poor profitability and deflation in the corporate sector, both of which are delaying the recovery of capital spending and employment. Until profit fundamentals improve, the recovery should be slow, uneven, and heavily dependent on support from low interest rates. Accordingly, we assign a very low probability to a "coiled spring" scenario, in which the economy snaps back to above-trend growth and the Federal Reserve Board begins a tightening process. Balancing these negatives are favorable equity valuations and relatively low interest rates globally.

If a war with Iraq were to be resolved quickly and successfully, we believe equities would respond favorably and bond yields would probably spike upwards in response. As far as the fixed-income markets are concerned, we continue to focus on yield-enhancing strategies, as interest rates appear range-bound until economic and geopolitical forces sort themselves out.

For our part, we will continue to manage the equity portion of the Portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the fixed-income side, we hope to add value by continuing to manage a diversified portfolio of high-quality investments in both traditional and extended markets.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $13,766 from inception on 3/1/95 through 2/28/03.*

INVESTMENT RESULTS

                Average Annual Returns as of 2/28/03

1 year                                                    -12.13%
3 year                                                     -6.68%
5 year                                                     -3.39%
Since Inception (3/1/95)                                    4.08%

[CHART]

            ASSET ALLOCATION                           LEHMAN GOV'T/     LIPPER BALANCED
            PORTFOLIO              S&P 500 INDEX       CREDIT INDEX      FUNDS INDEX
  3/1/95          $   10,000          $   10,000          $   10,000          $   10,000
 3/31/95          $   10,160          $   10,295          $   10,067          $   10,177
 4/30/95          $   10,270          $   10,599          $   10,207          $   10,368
 5/31/95          $   10,570          $   11,023          $   10,635          $   10,700
 6/30/95          $   10,729          $   11,278          $   10,720          $   10,890
 7/31/95          $   10,979          $   11,653          $   10,678          $   11,119
 8/31/95          $   11,040          $   11,682          $   10,815          $   11,206
 9/30/95          $   11,200          $   12,175          $   10,925          $   11,474
10/31/95          $   11,120          $   12,131          $   11,085          $   11,445
11/30/95          $   11,440          $   12,664          $   11,268          $   11,801
12/31/95          $   11,595          $   12,908          $   11,434          $   11,986
 1/31/96          $   11,880          $   13,347          $   11,505          $   12,203
 2/28/96          $   11,935          $   13,471          $   11,261          $   12,209
 3/31/96          $   12,045          $   13,600          $   11,166          $   12,256
 4/30/96          $   12,132          $   13,800          $   11,089          $   12,337
 5/31/96          $   12,198          $   14,156          $   11,071          $   12,463
 6/30/96          $   12,231          $   14,210          $   11,219          $   12,504
 7/31/96          $   12,000          $   13,582          $   11,245          $   12,182
 8/31/96          $   12,241          $   13,869          $   11,218          $   12,375
 9/30/96          $   12,625          $   14,649          $   11,417          $   12,834
10/31/96          $   12,834          $   15,054          $   11,683          $   13,106
11/30/96          $   13,361          $   16,192          $   11,898          $   13,717
12/31/96          $   13,218          $   15,871          $   11,766          $   13,552
 1/31/97          $   13,595          $   16,863          $   11,780          $   13,971
 2/28/97          $   13,555          $   16,995          $   11,805          $   14,023
 3/31/97          $   13,192          $   16,296          $   11,665          $   13,615
 4/30/97          $   13,594          $   17,269          $   11,835          $   14,024
 5/31/97          $   14,100          $   18,321          $   11,945          $   14,599
 6/30/97          $   14,464          $   19,142          $   12,088          $   15,083
 7/31/97          $   15,320          $   20,665          $   12,458          $   15,942
 8/31/97          $   15,009          $   19,508          $   12,319          $   15,437
 9/30/97          $   15,464          $   20,577          $   12,512          $   16,053
10/31/97          $   15,360          $   19,890          $   12,712          $   15,761
11/30/97          $   15,646          $   20,811          $   12,780          $   16,051
12/31/97          $   15,823          $   21,169          $   12,914          $   16,304
 1/31/98          $   15,725          $   21,404          $   13,096          $   16,420
 2/28/98          $   16,360          $   22,947          $   13,070          $   17,072
 3/31/98          $   16,812          $   24,122          $   13,110          $   17,594
 4/30/98          $   16,770          $   24,365          $   13,176          $   17,717
 5/31/98          $   16,642          $   23,946          $   13,317          $   17,539
 6/30/98          $   16,882          $   24,918          $   13,453          $   17,861
 7/31/98          $   16,515          $   24,654          $   13,463          $   17,652
 8/31/98          $   15,006          $   21,089          $   13,726          $   16,131
 9/30/98          $   15,570          $   22,441          $   14,119          $   16,827
10/31/98          $   16,262          $   24,266          $   14,018          $   17,457
11/30/98          $   16,684          $   25,736          $   14,102          $   18,096
12/31/98          $   17,290          $   27,218          $   14,136          $   18,763
 1/31/99          $   17,368          $   28,356          $   14,237          $   19,064
 2/28/99          $   16,647          $   27,474          $   13,898          $   18,606
 3/31/99          $   16,913          $   28,573          $   13,967          $   19,066
 4/30/99          $   17,556          $   29,679          $   14,002          $   19,691
 5/31/99          $   17,259          $   28,979          $   13,858          $   19,388
 6/30/99          $   17,605          $   30,587          $   13,815          $   19,923
 7/31/99          $   17,119          $   29,633          $   13,776          $   19,550
 8/31/99          $   16,790          $   29,484          $   13,765          $   19,345
 9/30/99          $   16,587          $   28,677          $   13,889          $   19,097
10/31/99          $   16,837          $   30,492          $   13,925          $   19,651
11/30/99          $   16,758          $   31,111          $   13,917          $   19,864
12/31/99          $   17,378          $   32,943          $   13,832          $   20,451
 1/31/00          $   16,940          $   31,289          $   13,828          $   19,938
 2/28/00          $   16,940          $   30,698          $   14,001          $   19,890
 3/31/00          $   17,996          $   33,700          $   14,202          $   21,062
 4/30/00          $   17,607          $   32,686          $   14,133          $   20,676
 5/31/00          $   17,088          $   32,016          $   14,120          $   20,482
 6/30/00          $   17,704          $   32,804          $   14,408          $   20,810
 7/31/00          $   17,720          $   32,292          $   14,561          $   20,754
 8/31/00          $   18,353          $   34,297          $   14,766          $   21,679
 9/30/00          $   17,656          $   32,486          $   14,822          $   21,224
10/31/00          $   17,543          $   32,350          $   14,916          $   21,205
11/30/00          $   16,715          $   29,801          $   15,171          $   20,435
12/31/00          $   16,763          $   29,947          $   15,470          $   20,944
 1/31/01          $   17,113          $   31,010          $   15,729          $   21,388
 2/28/01          $   16,213          $   28,182          $   15,891          $   20,558
 3/31/01          $   15,597          $   26,395          $   15,965          $   19,894
 4/30/01          $   16,280          $   28,446          $   15,845          $   20,730
 5/31/01          $   16,280          $   28,636          $   15,937          $   20,914
 6/30/01          $   16,030          $   27,941          $   16,013          $   20,594
 7/31/01          $   16,113          $   27,667          $   16,412          $   20,580
 8/31/01          $   15,563          $   25,935          $   16,622          $   19,993
 9/30/01          $   15,047          $   23,842          $   16,775          $   19,032
10/31/01          $   15,430          $   24,297          $   17,201          $   19,349
11/30/01          $   15,964          $   26,161          $   16,919          $   20,119
12/31/01          $   16,014          $   26,391          $   16,785          $   20,264
 1/31/02          $   15,927          $   26,006          $   16,908          $   20,086
 2/28/02          $   15,671          $   25,504          $   17,051          $   19,949
 3/31/02          $   16,014          $   26,463          $   16,705          $   20,386
 4/30/02          $   15,431          $   24,859          $   17,029          $   19,897
 5/31/02          $   15,363          $   24,675          $   17,186          $   19,887
 6/30/02          $   14,678          $   22,918          $   17,332          $   19,038
 7/31/02          $   14,044          $   21,131          $   17,540          $   18,061
 8/31/02          $   14,182          $   21,270          $   17,933          $   18,247
 9/30/02          $   13,410          $   18,958          $   18,319          $   17,158
10/31/02          $   13,908          $   20,626          $   18,143          $   17,873
11/30/02          $   14,439          $   21,841          $   18,154          $   18,599
12/31/02          $   14,035          $   20,559          $   18,635          $   18,097
 1/31/03          $   13,807          $   20,021          $   18,635          $   18,070
 2/28/03          $   13,766          $   19,720          $   18,966          $   17,934

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The Lehman Gov't./Credit Index includes the government and corporate bond indices, including U.S. government and treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

U.S. GOVERNMENT INCOME PORTFOLIO
(UNAUDITED)


THE U.S. GOVERNMENT INCOME PORTFOLIO SEEKS TO PROVIDE ANNUAL DIVIDENDS AS WELL AS TO PRESERVE PRINCIPAL.

Q: HOW DID THE PORTFOLIO PERFORM?
A: The U.S. Government Income Portfolio returned 4.20% for the six months ended February 28, 2003. This compares to the 4.48% return of its benchmark index, the Lehman Government Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: Duration positioning had a slightly negative impact on performance. A positive contributor was our overweight to prepayment sensitive mortgages. Despite record lows in interest rates, mortgage securities continued their strong performance, with lower coupon securities outperforming. Given the anemic loan demand and an aversion to credit risk, banks continued to be large buyers of mortgages.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The fixed-income markets were highly volatile during the final months of 2002 as investors continued to react to the declining equity market, contradictory economic data and escalating geopolitical risk. Following the election of Republican majorities in the House and Senate, discussions in Washington centered on a new fiscal stimulus package that included additional tax cuts. In November, the Federal Reserve Board lowered the Federal Funds Rate by one-half percent--a larger-than-expected decrease--and adopted a neutral bias. The growing fear of war in Iraq and disappointing economic news sent more investors into the relative safety of the bond market during January and February. Iraq concerns and associated energy-market developments also created additional headwinds for both businesses and consumers.

During the period, we tactically traded the duration position versus the benchmark. In February, we assumed a tactical short duration position, trading out of it by month-end. In the second half of the period, we reduced our exposure to agencies and increased our exposure to pre-payment sensitive FNMA mortgages.

Q: WHAT IS THE OUTLOOK?
A: We do not believe that geopolitical angst is the only force restraining the economic recovery. For us, the more enduring and fundamental issues are poor profitability and deflation in the corporate sector, both of which are delaying a recovery of capital spending and hiring. Until profit fundamentals improve, the recovery should be slow, uneven and heavily dependent on continued support from low interest rates. Accordingly, we think the Fed is unlikely to tighten in 2003. We plan to maintain our overweight to payment sensitive mortgages as long as spreads remain attractive.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $17,616 from inception on 3/1/95 through 2/28/03.*

INVESTMENT RESULTS

                 Average Annual Returns as of 2/28/03

1 year                                                     10.47%
3 year                                                      9.86%
5 year                                                      7.06%
Since Inception (3/1/95)                                    7.34%

[CHART]

            U.S. GOVERNMENT    LEHMAN U.S. GOV'T       LIPPER GENERAL U.S.
            INCOME PORTFOLIO   BOND INDEX               GOV'T FUNDS INDEX
  3/1/95          $   10,000          $   10,000               $   10,000
 3/31/95          $   10,050          $   10,063               $   10,046
 4/30/95          $   10,170          $   10,195               $   10,170
 5/31/95          $   10,550          $   10,606               $   10,539
 6/30/95          $   10,620          $   10,687               $   10,602
 7/31/95          $   10,570          $   10,648               $   10,565
 8/31/95          $   10,690          $   10,772               $   10,688
 9/30/95          $   10,800          $   10,876               $   10,789
10/31/95          $   10,950          $   11,041               $   10,931
11/30/95          $   11,100          $   11,213               $   11,085
12/31/95          $   11,236          $   11,373               $   11,240
 1/31/96          $   11,293          $   11,442               $   11,297
 2/28/96          $   11,029          $   11,209               $   11,065
 3/31/96          $   10,925          $   11,116               $   10,972
 4/30/96          $   10,856          $   11,044               $   10,897
 5/31/96          $   10,822          $   11,026               $   10,856
 6/30/96          $   10,971          $   11,168               $   10,982
 7/31/96          $   10,994          $   11,196               $   11,003
 8/31/96          $   10,971          $   11,171               $   10,975
 9/30/96          $   11,132          $   11,357               $   11,159
10/31/96          $   11,350          $   11,606               $   11,401
11/30/96          $   11,523          $   11,808               $   11,602
12/31/96          $   11,431          $   11,688               $   11,482
 1/31/97          $   11,456          $   11,701               $   11,506
 2/28/97          $   11,431          $   11,717               $   11,530
 3/31/97          $   11,305          $   11,593               $   11,394
 4/30/97          $   11,469          $   11,760               $   11,563
 5/31/97          $   11,557          $   11,861               $   11,659
 6/30/97          $   11,683          $   11,994               $   11,797
 7/31/97          $   11,999          $   12,334               $   12,122
 8/31/97          $   11,859          $   12,212               $   11,996
 9/30/97          $   12,049          $   12,396               $   12,180
10/31/97          $   12,238          $   12,610               $   12,359
11/30/97          $   12,289          $   12,674               $   12,403
12/31/97          $   12,397          $   12,807               $   12,528
 1/31/98          $   12,527          $   12,999               $   12,688
 2/28/98          $   12,527          $   12,964               $   12,663
 3/31/98          $   12,566          $   13,001               $   12,695
 4/30/98          $   12,617          $   13,059               $   12,745
 5/31/98          $   12,734          $   13,194               $   12,863
 6/30/98          $   12,877          $   13,344               $   12,972
 7/31/98          $   12,890          $   13,364               $   12,992
 8/31/98          $   13,176          $   13,712               $   13,247
 9/30/98          $   13,475          $   14,082               $   13,546
10/31/98          $   13,397          $   14,034               $   13,446
11/30/98          $   13,436          $   14,038               $   13,475
12/31/98          $   13,461          $   14,069               $   13,512
 1/31/99          $   13,517          $   14,151               $   13,589
 2/28/99          $   13,188          $   13,814               $   13,295
 3/31/99          $   13,244          $   13,868               $   13,363
 4/30/99          $   13,271          $   13,900               $   13,398
 5/31/99          $   13,120          $   13,777               $   13,250
 6/30/99          $   13,065          $   13,750               $   13,181
 7/31/99          $   13,038          $   13,729               $   13,106
 8/31/99          $   13,023          $   13,729               $   13,071
 9/30/99          $   13,133          $   13,840               $   13,232
10/31/99          $   13,173          $   13,862               $   13,253
11/30/99          $   13,133          $   13,843               $   13,241
12/31/99          $   13,088          $   13,753               $   13,151
 1/31/00          $   13,102          $   13,772               $   13,110
 2/28/00          $   13,280          $   13,968               $   13,277
 3/31/00          $   13,518          $   14,214               $   13,476
 4/30/00          $   13,488          $   14,174               $   13,426
 5/31/00          $   13,503          $   14,182               $   13,411
 6/30/00          $   13,726          $   14,435               $   13,681
 7/31/00          $   13,845          $   14,575               $   13,786
 8/31/00          $   14,039          $   14,791               $   13,998
 9/30/00          $   14,069          $   14,832               $   14,050
10/31/00          $   14,188          $   14,974               $   14,163
11/30/00          $   14,486          $   15,269               $   14,436
12/31/00          $   14,754          $   15,573               $   14,712
 1/31/01          $   14,911          $   15,731               $   14,875
 2/28/01          $   15,067          $   15,910               $   15,021
 3/31/01          $   15,082          $   15,966               $   15,058
 4/30/01          $   14,895          $   15,803               $   14,930
 5/31/01          $   14,942          $   15,855               $   15,000
 6/30/01          $   15,004          $   15,928               $   15,050
 7/31/01          $   15,363          $   16,310               $   15,401
 8/31/01          $   15,520          $   16,512               $   15,573
 9/30/01          $   15,816          $   16,800               $   15,793
10/31/01          $   16,253          $   17,233               $   16,173
11/30/01          $   15,801          $   16,847               $   15,845
12/31/01          $   15,625          $   16,700               $   15,693
 1/31/02          $   15,760          $   16,809               $   15,833
 2/28/02          $   15,946          $   16,964               $   16,000
 3/31/02          $   15,592          $   16,596               $   15,669
 4/30/02          $   15,946          $   16,991               $   16,015
 5/31/02          $   16,046          $   17,092               $   16,115
 6/30/02          $   16,231          $   17,332               $   16,279
 7/31/02          $   16,550          $   17,713               $   16,569
 8/31/02          $   16,905          $   18,064               $   16,857
 9/30/02          $   17,292          $   18,486               $   17,140
10/31/02          $   17,139          $   18,339               $   17,029
11/30/02          $   17,004          $   18,181               $   16,930
12/31/02          $   17,380          $   18,621               $   17,259
 1/31/03          $   17,343          $   18,574               $   17,236
 2/28/03          $   17,616          $   18,873               $   17,462

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lehman U.S. Gov't Bond Index is composed of the U.S. Treasury Bond Index and the Agency Bond Index and includes U.S. Treasury and Agency bond issues. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Gov't Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

MONEY MARKET PORTFOLIO
(UNAUDITED)


THE MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

Q: HOW DID THE PORTFOLIO PERFORM?
A: The Money Market Portfolio returned 0.43% for the six months ended February 28, 2003.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The fixed-income markets were highly volatile during the final months of 2002 as investors continued to react to the declining equity market, contradictory economic data and escalating geopolitical risk. Following the election of Republican majorities in the House and Senate, discussions in Washington centered on a new fiscal stimulus package that included additional tax cuts. In November, the Federal Reserve Board lowered the Federal Funds Rate by one-half percent--a larger-than-expected decrease--and adopted a neutral bias. The growing fear of war in Iraq and disappointing economic news sent more investors into the relative safety of the bond market during January and February. Iraq concerns and associated energy-market developments also created additional headwinds for both businesses and consumers.

The dominant event during the fourth quarter of 2002 was the Fed's one-half percent interest rate reduction. We focused on purchasing commercial paper and certificates of deposit with six-month maturities. Because we were positioned for two eases of a quarter-percent each, the Fund performed well. After the announcement, we maintained a longer weighted average maturity (WAM) to take advantage of the positively sloped LIBOR curve. Toward the end of the year, we let our cash positions build, shortening the WAM and giving us flexibility through year-end. As the LIBOR curve flattened in early 2003 and we were challenged by the resulting lack of relative value, we extended our WAM by purchasing one-year paper.

Q: WHAT'S AHEAD?
A: We do not believe that geopolitical angst is the only force restraining the economic recovery. For us, the more enduring and fundamental issues are poor profitability and deflation in the corporate sector, both of which are delaying a recovery of capital spending and hiring. Until profit fundamentals improve, the recovery should be slow, uneven and heavily dependent on continued support from low interest rates. Accordingly, we think the Fed is unlikely to tighten in 2003. We plan to add positions that will benefit from the continued flattening of the Treasury yield curve.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH PORTFOLIO SHARES STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO.

WITHDRAWALS PRIOR TO AGE 59 1/2 FROM THE VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY MAY BE SUBJECT TO A 10% IRS TAX PENALTY, AND ARE TAXED AS ORDINARY INCOME.

                                                     GROWTH AND INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          LONG-TERM INVESTMENTS--99.4%
          COMMON STOCKS--99.4%
          AEROSPACE--2.0%
    700     GENERAL DYNAMICS CORP                                               $   41,482
  1,200     UNITED TECHNOLOGIES CORP                                                70,296
                                                                                ----------
                                                                                   111,778
                                                                                ----------
          AGRICULTURAL PRODUCTION/SERVICES--2.7%
  4,025     ALTRIA GROUP, INC.                                                     155,566
                                                                                ----------

          APPAREL--1.3%
  1,000     NIKE, INC., CLASS B                                                     46,370
    800     VF CORP.                                                                27,080
                                                                                ----------
                                                                                    73,450
                                                                                ----------

          BANKING--11.2%
  1,300     BANK OF AMERICA CORP.                                                   90,012
    900     BB&T CORP.                                                              29,547
  1,400     PNC FINANCIAL SERVICES GROUP, INC.                                      62,902
  1,800     SUNTRUST BANKS, INC.                                                   101,249
  1,924     THE BANK OF NEW YORK CO., INC.                                          43,829
  4,700     U.S. BANCORP                                                            98,324
  2,000     WACHOVIA CORP.                                                          70,960
  1,300     WASHINGTON MUTUAL, INC.                                                 44,889
  2,025     WELLS FARGO & CO.                                                       91,834
                                                                                ----------
                                                                                   633,546
                                                                                ----------

          BUSINESS SERVICES--1.2%
  2,000     EQUIFAX, INC.                                                           38,360
  2,000     IMS HEALTH, INC.                                                        30,000
                                                                                ----------
                                                                                    68,360
                                                                                ----------

          CHEMICALS--0.6%
    700     PPG INDUSTRIES, INC.                                                    32,480
                                                                                ----------

          COMPUTER SOFTWARE--0.6%
  2,500     COMPUTER ASSOCIATES INTERNATIONAL, INC.                                 33,375
                                                                                ----------

          COMPUTERS/COMPUTER HARDWARE--3.0%
    800     INTERNATIONAL BUSINESS MACHINES CORP.                                   62,360
  1,300     LEXMARK INTERNATIONAL, INC.*                                            81,133
  2,700     SEAGATE TECHNOLOGY HOLDINGS*                                            25,029
                                                                                ----------
                                                                                   168,522
                                                                                ----------

          CONSTRUCTION--0.4%
  1,800     CLAYTON HOMES, INC.                                                     20,268
                                                                                ----------

          CONSTRUCTION MATERIALS--0.6%
  1,000     VULCAN MATERIALS CO.                                                    31,700
                                                                                ----------

          DIVERSIFIED--1.9%
  1,425     GENERAL ELECTRIC CO.                                                    34,271
  4,850     TYCO INTERNATIONAL LTD (BERMUDA)                                        71,780
                                                                                ----------
                                                                                   106,051
                                                                                ----------

          ELECTRONICS/ELECTRICAL EQUIPMENT--0.7%
    800     EMERSON ELECTRIC CO.                                                    37,656
                                                                                ----------

          ENTERTAINMENT/LEISURE--0.5%
  1,200     CARNIVAL CORP.                                                      $   27,564
                                                                                ----------

          ENVIRONMENTAL SERVICES--0.8%
  2,400     WASTE MANAGEMENT, INC.                                                  47,760
                                                                                ----------

          FINANCIAL SERVICES--15.0%
  3,050     AMERICAN EXPRESS CO.                                                   102,419
  1,000     CAPITAL ONE FINANCIAL CORP.                                             30,970
  6,991     CITIGROUP, INC.                                                        233,080
  2,000     FREDDIE MAC                                                            109,300
  2,200     GOLDEN WEST FINANCIAL CORP.                                            159,280
  3,900     JANUS CAPITAL GROUP, INC.                                               46,137
  1,350     MERRILL LYNCH & CO., INC.                                               46,008
  1,150     MORGAN STANLEY                                                          42,378
  1,600     PRUDENTIAL FINANCIAL, INC.                                              48,048
  1,500     T. ROWE PRICE GROUP, INC.                                               38,580
                                                                                ----------
                                                                                   856,200
                                                                                ----------

          FOOD/BEVERAGE PRODUCTS--2.3%
    600     BROWN-FORMAN CORP., CLASS B                                             41,730
  1,900     KRAFT FOODS, INC., CLASS A                                              56,259
    900     PEPSICO, INC.                                                           34,488
                                                                                ----------
                                                                                   132,477
                                                                                ----------

          HEALTH CARE/HEALTH CARE SERVICES--0.8%
    700     WELLPOINT HEALTH NETWORKS, INC.*                                        47,607
                                                                                ----------

          INSURANCE--8.9%
  3,325     AMERICAN INTERNATIONAL GROUP, INC.                                     163,889
    600     CHUBB CORP.                                                             28,692
  1,300     HARTFORD FINANCIAL SERVICES GROUP, INC.                                 46,969
  1,600     JOHN HANCOCK FINANCIAL SERVICES, INC.                                   44,960
  1,250     MARSH & MCLENNAN COMPANIES, INC.                                        50,875
  1,000     MGIC INVESTMENT CORP.                                                   39,460
  1,000     PRINCIPAL FINANCIAL GROUP, INC.                                         27,570
  1,600     SAFECO CORP.                                                            52,608
  3,123     TRAVELERS PROPERTY CASUALTY CORP., CLASS A                              48,875
                                                                                ----------
                                                                                   503,898
                                                                                ----------

          MANUFACTURING--0.8%
  2,025     HONEYWELL INTERNATIONAL, INC.                                           46,352
                                                                                ----------

          METALS/MINING--0.9%
  2,500     ALCOA, INC.                                                             51,250
                                                                                ----------

          MULTI-MEDIA--9.0%
  8,225     AOL TIME WARNER, INC.*                                                  93,107
  3,493     COMCAST CORP., CLASS A*                                                102,065
    500     E.W. SCRIPPS CO., CLASS A                                               40,050
    900     GANNETT CO., INC.                                                       64,953
    600     KNIGHT RIDDER, INC.                                                     38,292
 10,616     LIBERTY MEDIA CORP., CLASS A*                                           97,561
  2,175     THE WALT DISNEY CO.                                                     37,106
  1,034     VIACOM, INC., CLASS B*                                                  38,392
                                                                                ----------
                                                                                   511,526
                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          OIL & GAS--12.5%
  1,300     BURLINGTON RESOURCES, INC.                                          $   60,255
  2,850     CHEVRONTEXACO CORP.                                                    182,885
  2,041     CONOCOPHILLIPS                                                         103,479
  1,400     DEVON ENERGY CORP.                                                      67,480
  8,916     EXXONMOBIL CORP.                                                       303,322
                                                                                ----------
                                                                                   717,421
                                                                                ----------

          PHARMACEUTICALS--2.1%
  2,700     PFIZER, INC.                                                            80,514
  1,150     WYETH                                                                   40,538
                                                                                ----------
                                                                                   121,052
                                                                                ----------

          PHOTOGRAPHIC EQUIPMENT--0.6%
  1,100     EASTMAN KODAK CO.                                                       32,560
                                                                                ----------
          PIPELINES--1.0%
  1,300     KINDER MORGAN, INC.                                                     59,189
                                                                                ----------

          REAL ESTATE--0.6%
  1,800     BROOKFIELD PROPERTIES CORP. (CANADA)                                    33,714
                                                                                ----------

          REAL ESTATE INVESTMENT TRUST--0.8%
  1,300     PUBLIC STORAGE, INC.                                                    42,900
                                                                                ----------

          RESTAURANTS/FOOD SERVICES--1.2%
  1,725     MCDONALD'S CORP.                                                        23,477
  1,300     OUTBACK STEAKHOUSE, INC.                                                41,860
                                                                                ----------
                                                                                    65,337
                                                                                ----------

          RETAILING--3.3%
    900     AUTOZONE, INC.*                                                         59,220
  2,581     CARMAX, INC.*                                                           38,844
  6,300     CIRCUIT CITY STORES, INC.                                               27,846
  2,100     HOME DEPOT, INC.                                                        49,245
    900     THE TJX COMPANIES, INC.                                                 14,463
                                                                                ----------
                                                                                   189,618
                                                                                ----------

          TELECOMMUNICATIONS--8.1%
  2,100     ALLTEL CORP.                                                            91,182
  2,725     AT&T CORP.                                                              50,522
  1,225     BELLSOUTH CORP.                                                         26,546
  1,700     ECHOSTAR COMMUNICATIONS CORP., CLASS A*                                 44,761
  4,100     GENERAL MOTORS - HUGHES ELECTRONICS CORP., CLASS H*                     41,779
  4,525     SBC COMMUNICATIONS, INC.                                                94,120
  3,200     VERIZON COMMUNICATIONS, INC.                                           110,655
                                                                                ----------
                                                                                   459,565
                                                                                ----------

          TOYS & GAMES--0.5%
  1,300     MATTEL, INC.                                                            27,716
                                                                                ----------

          UTILITIES--3.5%
  1,300     CONSOLIDATED EDISON, INC.                                               50,700
  1,125     DOMINION RESOURCES, INC.                                                60,638
  1,600     ENERGY EAST CORP.                                                       30,112
  1,900     FIRSTENERGY CORP.                                                       56,050
                                                                                ----------
                                                                                   197,500
                                                                                ----------

          TOTAL COMMON STOCKS
          (COST $6,662,244)                                                     $5,643,958
                                                                                ----------

          SHORT-TERM INVESTMENTS--0.6%
          MONEY MARKET FUND--0.6%
 35,469     JPMORGAN PRIME MONEY MARKET FUND(a)
          (COST $35,469)                                                           35,469
                                                                                ----------

          TOTAL INVESTMENTS--100.0%
          (COST $6,697,713)                                                     $5,679,427
                                                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPITAL GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)


SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          LONG-TERM INVESTMENTS--94.0%
          COMMON STOCKS--94.0%
          AIRLINES--0.7%
  3,300     SKYWEST, INC.                                                       $   29,535
                                                                                ----------

          AUTOMOTIVE--0.6%
    500     POLARIS INDUSTRIES, INC.                                                24,200
                                                                                ----------

          BANKING--2.3%
    580     M&T BANK CORP.                                                          45,832
  1,320     TCF FINANCIAL CORP.                                                     55,360
                                                                                ----------
                                                                                   101,192
                                                                                ----------

          BIOTECHNOLOGY--4.8%
  1,760     GILEAD SCIENCES, INC.*                                                  59,840
    810     ICOS CORP.*                                                             16,160
    910     IDEC PHARMACEUTICALS CORP.*                                             26,163
  2,270     MEDIMMUNE, INC.*                                                        68,122
  1,130     MYRIAD GENETICS, INC.*                                                  11,051
    800     PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.*                               25,096
                                                                                ----------
                                                                                   206,432
                                                                                ----------

          BROADCASTING/CABLE--2.0%
  4,600     MEDIACOM COMMUNICATIONS CORP.*                                          38,594
  1,950     UNIVISION COMMUNICATIONS, INC., CLASS A*                                48,302
                                                                                ----------
                                                                                    86,896
                                                                                ----------

          BUSINESS SERVICES--7.8%
  1,646     CHOICEPOINT, INC.*                                                      55,552
    780     CINTAS CORP.                                                            26,185
  1,960     CSG SYSTEMS INTERNATIONAL, INC.*                                        18,914
  1,760     EQUIFAX, INC.                                                           33,757
    500     FAIR, ISAAC & CO., INC.                                                 24,420
  1,350     HEWITT ASSOCIATES, INC., CLASS A*                                       37,112
  1,100     IRON MOUNTAIN, INC.*                                                    38,720
  1,420     MOODY'S CORP.                                                           62,621
  2,070     SUNGARD DATA SYSTEMS, INC.*                                             40,738
                                                                                ----------
                                                                                   338,019
                                                                                ----------

          COMPUTER NETWORKS--1.4%
  2,300     JUNIPER NETWORKS, INC.*                                                 20,677
  3,930     NETWORK APPLIANCE, INC.*                                                41,737
                                                                                ----------
                                                                                    62,414
                                                                                ----------

          COMPUTER SOFTWARE--9.0%
  1,340     ADOBE SYSTEMS, INC.                                                     36,850
  1,240     AFFILIATED COMPUTER SERVICES, INC., CLASS A*                            55,589
  4,000     BEA SYSTEMS, INC.*                                                      38,880
  1,650     BMC SOFTWARE, INC.*                                                     32,010
    910     ELECTRONIC ARTS, INC.*                                                  48,048
  1,330     INTUIT, INC.*                                                           63,201
  1,550     MACROMEDIA, INC.*                                                       24,552
    950     MERCURY INTERACTIVE CORP.*                                              30,828
  1,210     NATIONAL INSTRUMENTS CORP.*                                             40,753
  1,100     VERITAS SOFTWARE CORP.*                                                 18,733
                                                                                ----------
                                                                                   389,444
                                                                                ----------

          COMPUTERS/COMPUTER HARDWARE--1.9%
  2,200     APPLE COMPUTER, INC.*                                               $   33,022
  1,050     EMULEX CORP.*                                                           18,869
  1,310     TECH DATA CORP.*                                                        29,632
                                                                                ----------
                                                                                    81,523
                                                                                ----------

          CONSTRUCTION--1.2%
    970     LENNAR CORP.                                                            52,370
                                                                                ----------

          CONSUMER SERVICES--0.5%
    500     WEIGHT WATCHERS INTERNATIONAL, INC.*                                    20,925
                                                                                ----------

          ELECTRONICS/ELECTRICAL EQUIPMENT--2.9%
  1,200     AMPHENOL CORP., CLASS A*                                                48,948
  1,800     JABIL CIRCUIT, INC.*                                                    29,898
  4,610     VISHAY INTERTECHNOLOGY, INC.*                                           46,561
                                                                                ----------
                                                                                   125,407
                                                                                ----------

          ENTERTAINMENT/LEISURE--2.0%
  1,760     HARRAH'S ENTERTAINMENT, INC.*                                           57,798
    790     INTERNATIONAL SPEEDWAY CORP., CLASS A                                   30,123
                                                                                ----------
                                                                                    87,921
                                                                                ----------

          FINANCIAL SERVICES--2.7%
  1,010     A.G. EDWARDS, INC.                                                      26,937
  2,340     JANUS CAPITAL GROUP, INC.                                               27,682
  2,370     T. ROWE PRICE GROUP, INC.                                               60,956
                                                                                ----------
                                                                                   115,575
                                                                                ----------

          FOOD/BEVERAGE PRODUCTS--0.7%
  3,850     DEL MONTE FOODS CO.*                                                    31,493
                                                                                ----------

          HEALTH CARE/HEALTH CARE SERVICES--18.8%
  1,120     ANTHEM, INC.*                                                           66,763
  3,460     CAREMARK RX, INC.*                                                      60,412
  1,000     DENTSPLY INTERNATIONAL, INC.                                            34,880
  3,150     HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A                             56,448
  2,640     LABORATORY CORP. OF AMERICA HOLDINGS*                                   73,312
  2,110     MANOR CARE, INC.*                                                       38,676
  4,460     OMNICARE, INC.                                                         112,748
  2,120     PRIORITY HEALTHCARE CORP., CLASS B*                                     47,954
    850     STERIS CORP.*                                                           21,463
  1,120     STRYKER CORP.                                                           73,024
  1,930     TRIAD HOSPITALS, INC.*                                                  50,161
    880     VARIAN MEDICAL SYSTEMS, INC.*                                           44,484
    930     WELLPOINT HEALTH NETWORKS, INC.*                                        63,249
  1,650     ZIMMER HOLDINGS, INC.*                                                  73,244
                                                                                ----------
                                                                                   816,818
                                                                                ----------

          INSURANCE--0.9%
  1,600     HCC INSURANCE HOLDINGS, INC.                                            39,472
                                                                                ----------

          INTERNET SERVICES/SOFTWARE--2.4%
    670     EXPEDIA, INC., CLASS A*                                                 46,759
  1,760     NETWORK ASSOCIATES, INC.*                                               26,048
    820     SYMANTEC CORP.*                                                         33,210
                                                                                ----------
                                                                                   106,017
                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          MULTI-MEDIA--1.4%
  2,870     COX RADIO, INC., CLASS A*                                           $   61,418
                                                                                ----------

          OIL & GAS--6.1%
  1,000     ENSCO INTERNATIONAL, INC.                                               27,980
  1,900     FMC TECHNOLOGIES, INC.*                                                 37,905
    960     NABORS INDUSTRIES LTD (BARBADOS)*                                       38,064
  1,350     PIONEER NATURAL RESOURCES CO.*                                          35,303
  1,565     POGO PRODUCING CO.                                                      62,208
  1,550     TALISMAN ENERGY, INC. (CANADA)                                          62,186
                                                                                ----------
                                                                                   263,646
                                                                                ----------

          PHARMACEUTICALS--4.0%
  1,310     AMERISOURCEBERGEN CORP.                                                 72,050
  1,420     MEDICIS PHARMACEUTICAL CORP., CLASS A*                                  66,172
  1,860     MILLENNIUM PHARMACEUTICALS, INC.*                                       13,318
  1,960     VERTEX PHARMACEUTICALS, INC.*                                           21,658
                                                                                ----------
                                                                                   173,198
                                                                                ----------

          RESTAURANTS/FOOD SERVICES--1.7%
  2,730     CBRL GROUP, INC.                                                        72,891
                                                                                ----------

          RETAILING--10.3%
  1,800     ABERCROMBIE & FITCH CO., CLASS A*                                       49,500
  1,720     AMAZON.COM, INC.*                                                       37,857
  1,660     BED BATH & BEYOND, INC.*                                                54,846
  2,046     CARMAX, INC.*                                                           30,792
  1,320     CDW COMPUTER CENTERS, INC.*                                             57,632
    600     COSTCO WHOLESALE CORP.*                                                 18,312
  1,500     FAMILY DOLLAR STORES                                                    42,330
  1,510     FASTENAL CO.                                                            50,223
  2,700     STAPLES, INC.*                                                          46,737
  1,700     THE TJX COMPANIES, INC.                                                 27,319
    590     WHOLE FOODS MARKET, INC.*                                               30,131
                                                                                ----------
                                                                                   445,679
                                                                                ----------

          SEMI-CONDUCTORS--6.8%
  4,210     ALTERA CORP.*                                                           52,751
  1,860     BROADCOM CORP., CLASS A*                                                26,933
  2,050     INTERSIL CORP., CLASS A*                                                32,083
  1,670     KLA-TENCOR CORP.*                                                       59,703
  2,540     MICROCHIP TECHNOLOGY, INC.                                              64,642
  1,970     NOVELLUS SYSTEMS, INC.*                                                 57,426
                                                                                ----------
                                                                                   293,538
                                                                                ----------

          SHIPPING/TRANSPORTATION--1.1%
  1,570     C.H. ROBINSON WORLDWIDE, INC.                                           48,215
                                                                                ----------

          TOTAL COMMON STOCKS
          (COST $4,589,183)                                                      4,074,238
                                                                                ----------

          SHORT-TERM INVESTMENTS--6.0%
          MONEY MARKET FUND--6.0%
261,297     JPMORGAN PRIME MONEY MARKET FUND(a)
          (COST $261,297)                                                          261,297
                                                                                ----------

          TOTAL INVESTMENTS--100.0%
          (COST $4,850,480)                                                     $4,335,535
                                                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                  INTERNATIONAL EQUITY PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          LONG-TERM INVESTMENTS--100.0%
          COMMON STOCKS--100.0%
          AUSTRALIA--1.1%
  3,188     NEWS CORP., LTD*                                                   $    19,733
  3,345     WOODSIDE PETROLEUM LTD*                                                 22,046
                                                                               -----------
                                                                                    41,779
                                                                               -----------

          BELGIUM--1.6%
  4,150     DEXIA*                                                                  37,648
  1,580     FORTIS*                                                                 21,653
                                                                               -----------
                                                                                    59,301
                                                                               -----------

          BRAZIL--0.3%
  1,075     UNIBANCO-UNIAO DE BANCOS BRASILEIROS SA, GDR *                          12,201
                                                                               -----------

          FINLAND--2.5%
  7,213     NOKIA OYJ                                                               96,364
                                                                               -----------

          FRANCE--12.9%
  1,591     AVENTIS SA*                                                             72,217
  3,896     AXA                                                                     47,600
  1,440     BNP PARIBAS*                                                            59,576
  1,720     COMPAGNIE DE SAINT-GOBAIN*                                              51,942
  1,410     DASSAULT SYSTEMES SA*                                                   32,297
    330     IMERYS SA                                                               35,128
    450     RENAULT SA                                                              19,015
  1,320     TOTALFINAELF SA*                                                       174,359
                                                                               -----------
                                                                                   492,134
                                                                               -----------

          GERMANY--7.0%
  3,031     BAYER AG*                                                               40,004
  2,259     BAYERISCHE MOTOREN WERKE AG*                                            63,280
  1,487     DEUTSCHE BANK AG*                                                       60,399
  2,706     DEUTSCHE POST AG                                                        27,522
  1,439     HEIDELBERGCEMENT AG*                                                    34,434
    993     SIEMENS AG                                                              39,349
                                                                               -----------
                                                                                   264,988
                                                                               -----------

          HONG KONG--0.5%
 15,500     MTR CORP.*                                                              17,191
                                                                               -----------

          IRELAND--0.7%
  2,400     BANK OF IRELAND                                                         26,426
                                                                               -----------

          ITALY--5.2%
 11,333     ENI-ENTE NAZIONALE IDROCARBURI SPA*                                    168,134
  6,000     TELECOM ITALIA SPA                                                      29,413
                                                                               -----------
                                                                                   197,547
                                                                               -----------

          JAPAN--19.7%
    450     ACOM CO., LTD*                                                          14,770
  3,000     CANON, INC.                                                            108,367
  2,700     CHUGAI PHARMACEUTICAL CO., LTD*                                         24,599
  2,000     FUJI PHOTO FILM CO., LTD                                                63,446
    400     HIROSE ELECTRIC CO., LTD*                                          $    28,322
  1,600     HONDA MOTOR CO., LTD*                                                   58,472
    700     HOYA CORP.                                                              44,945
  3,000     KANEKA CORP.                                                            14,288
  2,000     KAO CORP.*                                                              42,213
    900     MURATA MANUFACTURING CO., LTD*                                          34,109
  8,000     NIKKO CORDIAL CORP.                                                     28,762
    400     NINTENDO CO., LTD                                                       31,909
      8     NIPPON TELEGRAPH & TELEPHONE CORP.*                                     28,965
      2     NIPPON UNIPAC HOLDING                                                    7,935
     13     NTT DOCOMO, INC.*                                                       24,524
  1,500     SONY CORP.                                                              56,975
  5,000     SUMITOMO CORP.                                                          23,433
  1,000     TAKEDA CHEMICAL INDUSTRIES LTD*                                         36,884
    520     TAKEFUJI CORP.*                                                         25,778
  1,000     TERUMO CORP.*                                                           15,498
  1,300     YAMANOUCHI PHARMACEUTICAL CO., LTD*                                     35,412
                                                                               -----------
                                                                                   749,606
                                                                               -----------

          PORTUGAL--0.1%
    601     BRISA-AUTO ESTRADAS DE PORTUGAL SA                                       3,257
                                                                               -----------

          SOUTH KOREA--2.8%
    800     KOOKMIN BANK                                                            24,463
    970     POSCO, ADR *                                                            22,407
    340     SAMSUNG ELECTRONICS CO., LTD, GDR,#*                                    40,460
  1,200     SK TELECOM CO., LTD, ADR*                                               18,468
                                                                               -----------
                                                                                   105,798
                                                                               -----------

          SPAIN--3.0%
  2,100     ALTADIS SA                                                              49,753
  1,607     BANCO POPULAR ESPANOL*                                                  65,447
                                                                               -----------
                                                                                   115,200
                                                                               -----------

          SWEDEN--1.5%
 13,034     NORDEA AB*                                                              56,888
                                                                               -----------

          SWITZERLAND--7.9%
    240     HOLCIM LTD, CLASS B                                                     38,864
    410     NESTLE SA*                                                              82,479
  2,460     NOVARTIS AG*                                                            90,275
  1,010     ROCHE HOLDING AG*                                                       60,620
    316     ZURICH FINANCIAL SERVICES AG*                                           26,779
                                                                               -----------
                                                                                   299,017
                                                                               -----------

          THE NETHERLANDS--5.5%
  2,757     ABN AMRO HOLDING NV*                                                    43,813
  3,562     ING GROEP NV*                                                           48,163
  2,725     KONINKLIJKE PHILIPS ELECTRONICS NV                                      45,448
  4,030     REED ELSEVIER NV                                                        41,378
  2,130     WOLTERS KLUWER NV                                                       29,443
                                                                               -----------
                                                                                   208,245
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          UNITED KINGDOM--27.7%
  2,060     ABBEY NATIONAL PLC*                                                $    12,642
  5,930     ALLIED DOMECQ PLC                                                       27,948
  8,634     AVIVA PLC                                                               53,768
 18,081     BAE SYSTEMS PLC*                                                        31,296
 12,862     BARCLAYS PLC                                                            74,280
 17,287     BG GROUP PLC*                                                           66,579
      4     BP PLC*                                                                     25
  4,480     BRAMBLES INDUSTRIES PLC                                                 10,610
  8,000     CENTRICA PLC                                                            17,750
  5,440     COMPASS GROUP PLC                                                       23,541
  5,275     GKN PLC*                                                                13,074
  7,096     GLAXOSMITHKLINE PLC*                                                   124,615
  3,770     RECKITT BENCKISER PLC*                                                  59,384
  2,000     RIO TINTO PLC*                                                          40,441
  2,300     ROYAL BANK OF SCOTLAND GROUP PLC                                        52,588
  6,060     SCHRODERS PLC*                                                          38,812
  5,088     SIX CONTINENTS PLC                                                      49,560
 28,457     TESCO PLC                                                               72,543
  6,801     THE BRITISH LAND CO., PLC*                                              45,912
  2,262     UNILEVER PLC*                                                           20,147
 87,664     VODAFONE GROUP PLC*                                                    156,920
  8,530     WOLSELEY PLC                                                            67,248
                                                                               -----------
                                                                                 1,059,683
                                                                               -----------

          TOTAL INVESTMENTS--100.0%
          (COST $4,964,287)                                                    $ 3,805,625
                                                                               ===========

SUMMARY OF INVESTMENTS BY INDUSTRY, FEBRUARY 28, 2003

INDUSTRY                                   % OF INVESTMENT SECURITIES
Banking                                               13.8%
Pharmaceuticals                                       11.7
Oil & Gas                                             11.3
Telecommunications                                     9.3
Food/Beverage Products                                 6.0
Insurance                                              4.6
Electronics/Electrical Equipment                       4.3
Construction Materials                                 4.2
Automotive                                             4.0
Consumer Products                                      4.0
Financial Services                                     3.4
Office/Business Equipment                              2.9
Distribution                                           2.4
Photographic Equipment                                 1.7
Health Care/Health Care Services                       1.6
Chemicals                                              1.4
Hotels/Other Lodging                                   1.3
Other (Below 1.3%)                                    12.1
---------------------------------------------------------------------
Total                                                100.0%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ASSET ALLOCATION PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)


SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          LONG-TERM INVESTMENTS--85.7%
          COMMON STOCKS--50.7%
          AEROSPACE--0.4%
    480     UNITED TECHNOLOGIES CORP.                                           $   28,118
                                                                                ----------

          AGRICULTURAL PRODUCTION/SERVICES--0.5%
    895     ALTRIA GROUP, INC.                                                      34,592
                                                                                ----------
          APPAREL--0.9%
    820     JONES APPAREL GROUP, INC.*                                              23,255
    770     NIKE, INC., CLASS B                                                     35,705
                                                                                ----------
                                                                                    58,960
                                                                                ----------

          AUTOMOTIVE--0.3%
    270     JOHNSON CONTROLS, INC.                                                  21,049
                                                                                ----------

          BANKING--1.9%
  1,580     BANK ONE CORP.                                                          56,927
    470     SUNTRUST BANKS, INC.                                                    26,438
  1,730     U.S. BANCORP                                                            36,192
                                                                                ----------
                                                                                   119,557
                                                                                ----------

          BIOTECHNOLOGY--1.0%
    860     AMGEN, INC.*                                                            46,991
    530     MEDIMMUNE, INC.*                                                        15,905
                                                                                ----------
                                                                                    62,896
                                                                                ----------

          BUSINESS SERVICES--0.4%
  1,450     ACCENTURE LTD, (BERMUDA), CLASS A*                                      22,243
                                                                                ----------

          CHEMICALS--0.9%
    400     POTASH CORP. OF SASKATCHEWAN (CANADA)                                   24,668
    640     PPG INDUSTRIES, INC.                                                    29,696
                                                                                ----------
                                                                                    54,364
                                                                                ----------

          COMPUTER NETWORKS--0.8%
  3,130     CISCO SYSTEMS, INC.*                                                    43,757
    900     JUNIPER NETWORKS, INC.*                                                  8,091
                                                                                ----------
                                                                                    51,848
                                                                                ----------

          COMPUTER SOFTWARE--2.4%
  5,310     MICROSOFT CORP.                                                        125,847
  2,130     ORACLE CORP.*                                                           25,475
                                                                                ----------
                                                                                   151,322
                                                                                ----------

          COMPUTERS/COMPUTER HARDWARE--1.9%
    805     DELL COMPUTER CORP.*                                                    21,703
  1,940     HEWLETT-PACKARD CO.                                                     30,749
    885     INTERNATIONAL BUSINESS MACHINES CORP.                                   68,986
                                                                                ----------
                                                                                   121,438
                                                                                ----------

          CONSUMER PRODUCTS--1.9%
    970     PROCTER & GAMBLE CO.                                                    79,404
  1,300     THE GILLETTE CO.                                                        39,247
                                                                                ----------
                                                                                   118,651
                                                                                ----------

          DIVERSIFIED--2.3%
  4,285     GENERAL ELECTRIC CO.                                                $  103,054
  2,680     TYCO INTERNATIONAL LTD (BERMUDA)                                        39,664
                                                                                ----------
                                                                                   142,718
                                                                                ----------

          ENVIRONMENTAL SERVICES--0.3%
  1,040     WASTE MANAGEMENT, INC.                                                  20,696
                                                                                ----------

          FINANCIAL SERVICES--5.7%
  1,280     CAPITAL ONE FINANCIAL CORP.                                             39,642
  3,750     CITIGROUP, INC.                                                        125,024
    980     COUNTRYWIDE FINANCIAL CORP.                                             52,322
  1,520     FREDDIE MAC                                                             83,067
    240     GOLDMAN SACHS GROUP, INC.                                               16,668
    600     HOUSEHOLD INTERNATIONAL, INC.                                           16,758
    550     MORGAN STANLEY                                                          20,268
                                                                                ----------
                                                                                   353,749
                                                                                ----------

          FOOD/BEVERAGE PRODUCTS--1.7%
    700     PEPSICO, INC.                                                           26,824
  2,045     THE COCA-COLA CO.                                                       82,250
                                                                                ----------
                                                                                   109,074
                                                                                ----------

          HEALTH CARE/HEALTH CARE SERVICES--1.7%
    690     BECTON, DICKINSON & CO.                                                 23,736
    790     GUIDANT CORP.*                                                          28,250
    450     HCA, INC.                                                               18,558
    880     MEDTRONIC, INC.                                                         39,336
                                                                                ----------
                                                                                   109,880
                                                                                ----------

          HOTELS/OTHER LODGING--0.3%
    690     MARRIOTT INTERNATIONAL, INC., CLASS A                                   20,852
                                                                                ----------

          INSURANCE--3.0%
  1,005     AMBAC FINANCIAL GROUP, INC.                                             49,094
    340     AMERICAN INTERNATIONAL GROUP, INC.                                      16,759
  1,440     AON CORP.                                                               28,008
    860     CIGNA CORP.                                                             36,954
    800     METLIFE, INC.                                                           20,936
  2,532     TRAVELERS PROPERTY CASUALTY CORP., CLASS A                              39,626
                                                                                ----------
                                                                                   191,377
                                                                                ----------

          MACHINERY & ENGINEERING EQUIPMENT--0.4%
    590     INGERSOLL-RAND CO., LTD, (BERMUDA), CLASS A                             23,276
                                                                                ----------

          MANUFACTURING--0.3%
    740     HONEYWELL INTERNATIONAL, INC.                                           16,939
                                                                                ----------

          METALS/MINING--0.2%
    670     ALCOA, INC.                                                             13,735
                                                                                ----------

          MULTI-MEDIA--2.5%
  2,090     AOL TIME WARNER, INC.*                                                  23,659
  1,240     COMCAST CORP., SPECIAL CLASS A*                                         34,832
  1,400     LIBERTY MEDIA CORP., CLASS A*                                           12,866
    840     THE WALT DISNEY CO.                                                     14,330
  2,030     VIACOM, INC., CLASS B*                                                  75,374
                                                                                ----------
                                                                                   161,061
                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                    ISSUER                                  VALUE
------                                    ------                                  -----
          OIL & GAS--3.5%
  1,030     BAKER HUGHES, INC.                                                  $   31,951
    455     CHEVRONTEXACO CORP.                                                     29,197
    300     CONOCOPHILLIPS                                                          15,210
    598     DEVON ENERGY CORP.                                                      28,824
  2,680     EXXONMOBIL CORP.                                                        91,173
  1,260     ROWAN COMPANIES, INC.                                                   24,734
                                                                                ----------
                                                                                   221,089
                                                                                ----------

          PACKAGING--0.3%
  1,440     SMURFIT-STONE CONTAINER CORP.*                                          19,066
                                                                                ----------

          PAPER/FOREST PRODUCTS--0.3%
    420     TEMPLE-INLAND, INC.                                                     17,598
                                                                                ----------

          PHARMACEUTICALS--5.0%
    890     ABBOTT LABORATORIES                                                     31,702
    800     BRISTOL-MYERS SQUIBB CO.                                                18,640
    465     ELI LILLY & CO.                                                         26,300
    540     FOREST LABORATORIES, INC.*                                              26,892
  1,090     JOHNSON & JOHNSON                                                       57,171
  2,481     PFIZER, INC.                                                            73,983
    750     PHARMACIA CORP.                                                         30,990
    700     SCHERING-PLOUGH CORP.                                                   12,614
    840     WYETH                                                                   29,610
                                                                                ----------
                                                                                   307,902
                                                                                ----------

          RESTAURANTS/FOOD SERVICES--0.7%
  1,870     YUM! BRANDS, INC.*                                                      44,525
                                                                                ----------

          RETAILING--3.1%
    935     BED BATH & BEYOND, INC.*                                                30,892
    640     CVS CORP.                                                               15,936
  1,310     HOME DEPOT, INC.                                                        30,720
    785     TARGET CORP.                                                            22,490
  1,935     WAL-MART STORES, INC.                                                   92,996
                                                                                ----------
                                                                                   193,034
                                                                                ----------

          SEMI-CONDUCTORS--1.4%
    740     ANALOG DEVICES, INC.*                                                   21,578
  2,475     INTEL CORP.                                                             42,694
    770     INTERSIL CORP., CLASS A*                                                12,051
    640     XILINX, INC.*                                                           14,656
                                                                                ----------
                                                                                    90,979
                                                                                ----------

          SHIPPING/TRANSPORTATION--0.4%
    420     UNITED PARCEL SERVICE, INC., CLASS B                                    24,167
                                                                                ----------

          TELECOMMUNICATIONS--1.7%
  1,690     SBC COMMUNICATIONS, INC.                                                35,152
  3,330     SPRINT CORP. - PCS GROUP*                                               13,187
  1,803     VERIZON COMMUNICATIONS, INC.                                            62,348
                                                                                ----------
                                                                                   110,687
                                                                                ----------

          TELECOMMUNICATIONS EQUIPMENT--0.4%
  1,100     NOKIA OYJ, ADR (FINLAND)                                                14,553
    400     QUALCOMM, INC.*                                                         13,832
                                                                                ----------
                                                                                    28,385
                                                                                ----------

          TOYS & GAMES--0.5%
  1,490     MATTEL, INC.                                                        $   31,767
                                                                                ----------

          UTILITIES--1.7%
  1,000     AMERICAN ELECTRIC POWER CO., INC.                                       21,780
    300     DOMINION RESOURCES, INC.                                                16,170
  1,890     PG&E CORP.*                                                             24,098
  1,011     PINNACLE WEST CAPITAL CORP.                                             30,875
  1,320     XCEL ENERGY, INC.                                                       14,639
                                                                                ----------
                                                                                   107,562
                                                                                ----------

          TOTAL COMMON STOCKS
          (COST $3,528,335)                                                      3,205,156
                                                                                ----------

PRINCIPAL
 AMOUNT
  (USD)
---------
           U.S. TREASURY SECURITIES--6.8%
             U.S. TREASURY NOTES & BONDS,
$ 10,000      2.13%, 10/31/04+                                                       10,121
  35,000      3.00%, 11/30/03,@                                                      35,466
 180,000      3.25%, 08/15/07+                                                      185,519
  60,000      4.00%, 11/15/12,@+                                                     61,545
 115,000      6.25%, 05/15/30+                                                      140,206
                                                                                    -------
           TOTAL U.S. TREASURY SECURITIES
           (COST $422,508)                                                          432,857
                                                                                    -------

           U.S. GOVERNMENT AGENCY SECURITIES--4.2%
  75,000     FEDERAL HOME LOAN MORTGAGE CORP.,
              3.50%, 09/15/07+                                                       77,341
             FEDERAL HOME LOAN MORTGAGE CORP.,
  25,000      4.25%, 06/15/05+                                                       26,415
  25,000      5.13%, 07/15/12+                                                       27,055
             FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  50,000      3.88%, 03/15/05                                                        52,266
  45,000      6.13%, 03/15/12                                                        52,016
  25,000      7.13%, 01/15/30+                                                       31,602
                                                                                     ------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES
           (COST $251,982)                                                          266,695
                                                                                    -------

           FOREIGN GOVERNMENT SECURITIES--0.2%
   5,000     PROVINCE OF QUEBEC (CANADA), 7.50%, 09/15/29                             6,476
   5,000     REGION OF LOMBARDY (ITALY), 5.80%, 10/25/32                              5,379
                                                                                    -------
           TOTAL FOREIGN GOVERNMENT SECURITIES
           (COST $10,980)                                                            11,855
                                                                                    -------

           CORPORATE NOTES & BONDS--5.3%
           AUTOMOTIVE--0.5%
  20,000     FORD MOTOR CREDIT CO., 5.80%, 01/12/09                                  18,745
  10,000     GENERAL MOTORS ACCEPTANCE CORP.,
              8.00%, 11/01/31                                                        10,043
                                                                                    -------
                                                                                     28,788
                                                                                    -------

           BANKING--0.6%
   5,000     ABBEY NATIONAL CAPITAL TRUST I,
              8.96%, 12/31/49, FRN+                                                   6,316
   5,000     BANK OF AMERICA CORP., 4.88%, 09/15/12+                                  5,116
   5,000     DEUTSCHE BANK FINANCIAL LLC, 5.38%, 03/02/15+                            5,077
   5,000     GOLDEN WEST FINANCIAL CORP., 4.75%, 10/01/12                             5,098

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
 AMOUNT
 (USD)                                    ISSUER                                   VALUE
---------                                 ------                                   -----
           BANKING (CONT'D)
$  5,000     HSBC HOLDINGS PLC (UNITED KINGDOM),
              5.25%, 12/12/12                                                   $     5,202
             ROYAL BANK OF SCOTLAND GROUP PLC
   5,000      (UNITED KINGDOM), 7.65%, 12/31/49, FRN                                  5,968
   5,000     U.S. BANK N.A., 6.38%, 08/01/11                                          5,698
   5,000     WELLS FARGO & CO., 5.13%, 09/01/12                                       5,267
                                                                                -----------
                                                                                     43,742
                                                                                -----------

           DIVERSIFIED--0.3%
             GENERAL ELECTRIC CAPITAL CORP.,
  15,000      5.88%, 02/15/12, SER. A, MTN                                           16,221
                                                                                -----------

           FINANCIAL SERVICES--1.2%
   5,000     AMERICAN GENERAL FINANCE CORP.,
              5.38%, 10/01/12, SER. H, MTN+                                           5,191
   5,000     CIT GROUP, INC., 5.50%, 11/30/07+                                        5,186
   5,000     CITIGROUP, INC., 7.25%, 10/01/10+                                        5,900
   5,000     COUNTRYWIDE HOME LOANS, INC.,
              5.63%, 05/15/07, SER. K, MTN+                                           5,416
   5,000     CREDIT SUISSE FIRST BOSTON USA, INC.,
              7.13%, 07/15/32+                                                        5,527
   5,000     GOLDMAN SACHS GROUP, INC., 5.70%, 09/01/12                               5,277
             HOUSEHOLD FINANCE CORP.,
   5,000      6.40%, 06/17/08, MTN                                                    5,540
   5,000      8.00%, 07/15/10                                                         5,899
   5,000      7.00%, 05/15/12                                                         5,661
   5,000     ING CAPITAL FUNDING TRUST III,
              8.44%, 12/31/49, FRN                                                    5,907
   5,000     LEHMAN BROTHERS HOLDINGS, INC., 6.63%, 01/18/12                          5,650
  10,000     MORGAN STANLEY, 5.80%, 04/01/07                                         10,962
   5,000     UBS PREFERRED FUNDING TRUST I,
              8.62%, 12/31/49, FRN                                                    6,131
   5,000     WASHINGTON MUTUAL, INC., 4.38%, 01/15/08                                 5,240
                                                                                -----------
                                                                                     83,487
                                                                                -----------

           FOOD/BEVERAGE PRODUCTS--0.2%
   5,000     ARCHER-DANIELS MIDLAND CO., 5.94%, 10/01/32+                             5,175
   5,000     KRAFT FOODS, INC., 6.25%, 06/01/12                                       5,643
                                                                                -----------
                                                                                     10,818
                                                                                -----------

           INSURANCE--0.3%
    5,000    AXA FINANCIAL, INC., 7.75%, 08/01/10+                                    5,821
   5,000     METLIFE, INC., 6.13%, 12/01/11                                           5,549
   5,000     NATIONWIDE FINANCIAL SERVICES, INC.,
              5.90%, 07/01/12                                                         5,229
                                                                                -----------
                                                                                     16,599
                                                                                -----------

           MULTI-MEDIA--0.2%
  10,000     AOL TIME WARNER, INC., 7.63%, 04/15/31+                                 10,553
                                                                                -----------
           OIL & GAS--0.3%
   5,000     ANADARKO FINANCE CO., 6.75%, 05/01/11, SER. B+                           5,705
   5,000     DEVON FINANCING CORP. ULC, 7.88%, 09/30/31+                              6,060
   5,000     OCCIDENTAL PETROLEUM CORP., 4.25%, 03/15/10, MTN                         5,000
                                                                                -----------
                                                                                     16,765
                                                                                -----------

           PIPELINES--0.1%
$  5,000     KINDER MORGAN ENERGY PARTNERS LP,
              7.40%, 03/15/31                                                   $     5,698
                                                                                -----------
           RETAILING--0.2%
   5,000     KROGER CO., 7.50%, 04/01/31                                              5,705
   5,000     SAFEWAY, INC., 6.50%, 03/01/11                                           5,541
                                                                                -----------
                                                                                     11,246
                                                                                -----------

           SHIPPING/TRANSPORTATION--0.2%
   5,000     BURLINGTON NORTHERN SANTA FE CORP.,
              6.75%, 07/15/11+                                                        5,769
   5,000     UNION PACIFIC CORP., 6.65%, 01/15/11                                     5,700
                                                                                -----------
                                                                                     11,469
                                                                                -----------

           TELECOMMUNICATIONS--0.9%
   5,000     AT&T BROADBAND CORP., 8.38%, 03/15/13+                                   5,961
   5,000     AT&T CORP., 8.50%, 11/15/31+                                             5,408
   5,000     AT&T WIRELESS SERVICES, INC., 8.75%, 03/01/31+                           5,313
   5,000     FRANCE TELECOM SA (FRANCE), 9.25%, 03/01/11, SUB                         5,923
   5,000     SBC COMMUNICATIONS, INC., 5.88%, 08/15/12                                5,465
   5,000     SPRINT CAPITAL CORP., 8.75%, 03/15/32                                    4,825
   5,000     TCI COMMUNICATIONS, INC., 7.88%, 02/15/26                                5,376
   5,000     TELEFONICA EUROPE BV (THE NETHERLANDS),
              7.75%, 09/15/10                                                         5,886
   5,000     VERIZON GLOBAL FUNDING CORP., 7.38%, 09/01/12                            5,906
  10,000     VERIZON NEW YORK, INC., 6.88%, 04/01/12, SER. A                         11,497
                                                                                -----------
                                                                                     61,560
                                                                                -----------

           UTILITIES--0.3%
   5,000     CONSOLIDATED EDISON COMPANY OF NEW YORK,
              5.63%, 07/01/12, SER. 2002-A+                                           5,444
   5,000     FLORIDA POWER & LIGHT CO., 4.85%, 02/01/13                               5,221
   5,000     NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
              CORP., 7.25%, 03/01/12, SER. C, MTN                                     5,850
                                                                                -----------
                                                                                     16,515
                                                                                -----------
           TOTAL CORPORATE NOTES & BONDS
           (COST $309,232)                                                          333,461
                                                                                -----------

           RESIDENTIAL MORTGAGE BACKED SECURITIES--14.6%
           MORTGAGE BACKED PASS-THROUGH SECURITIES--14.6%
 100,000     FEDERAL HOME LOAN MORTGAGE CORP.,
              6.00%, 03/15/18, GOLD POOL, TBA                                       104,875
 154,960     FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              5.50%, 10/01/32, POOL 657269                                          158,795
             FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  50,000      6.00%, 03/25/33, TBA                                                   51,984
 450,000      6.50%, 03/25/33, TBA                                                  470,532
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
  23,844      6.50%, 10/15/28, POOL 483490                                           25,170
 102,623      7.00%, 09/15/31, POOL 550867                                          109,076
                                                                                -----------
           TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
           (COST $912,212)                                                          920,432
                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
 AMOUNT
 (USD)                                    ISSUER                                   VALUE
---------                                 ------                                   -----
           COMMERCIAL MORTGAGE BACKED SECURITIES--1.4%
             LB-UBS COMMERCIAL MORTGAGE TRUST,
$ 20,000      6.65%, 11/15/27, SER. 2001-C2, CLASS A2                           $    23,089
  60,000      6.46%, 03/15/31, SER. 2002-C1, CLASS A4                                68,152
                                                                                -----------
           TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
           (COST $81,226)                                                            91,241
                                                                                -----------

           ASSET BACKED SECURITIES--2.5%
  25,000     AMERICREDIT AUTOMOBILE RECEIVABLES TRUST,
              5.37%, 06/12/08, SER. 2001-B, CLASS A4+                                26,138
  45,000     CAPITAL ONE MASTER TRUST, 5.45%, 03/16/09,
              SER. 2001-3A, CLASS A+                                                 48,657
  15,000     FORD CREDIT AUTO OWNER TRUST, 5.25%, 09/15/05,
              SER. 2001-C, CLASS A5                                                  15,546
  20,000     HONDA AUTO RECEIVABLES OWNER TRUST,
              5.56%, 06/19/06, SER. 2001-1, CLASS A4                                 20,687
  45,000     MBNA CREDIT CARD MASTER NOTE TRUST,
              5.75%, 10/15/08, SER. 2001-A1, CLASS A1                                49,294
                                                                                -----------
           TOTAL ASSET BACKED SECURITIES
           (COST $150,120)                                                          160,322
                                                                                -----------
           TOTAL LONG-TERM INVESTMENTS
           (COST $5,666,595)                                                      5,422,019
                                                                                -----------

           SHORT-TERM INVESTMENT--14.3%
           MONEY MARKET FUND--14.3%

 SHARES
 ------
 906,667     JPMORGAN PRIME MONEY MARKET FUND(a)+
           (COST $906,667)                                                          906,667
                                                                                -----------
           TOTAL INVESTMENTS--100.0%
           (COST $6,573,262)                                                    $ 6,328,686
                                                                                ===========

FUTURES CONTRACTS

                                                                     NOTIONAL      UNREALIZED
  NUMBER                                                             VALUE AT    APPRECIATION/
   OF                                                EXPIRATION       2/28/03    (DEPRECIATION)
CONTRACTS           DESCRIPTION                         DATE          (USD)          (USD)
-----------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
   1        S&P 500 Index                             March, 2003  $  210,225      $ (14,080)
   2        2 Year Treasury Notes                     June, 2003      430,656          1,192
            SHORT FUTURES OUTSTANDING
  (1)       10 Year Treasury Notes                    June, 2003     (115,375)        (1,451)
  (2)       5 Year Treasury Notes                     June, 2003     (227,406)        (1,902)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                U.S. GOVERNMENT INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)

PRINCIPAL
 AMOUNT                                   ISSUER                                   VALUE
---------                                 ------                                   -----
            LONG-TERM INVESTMENTS--84.2%
            U.S. TREASURY SECURITIES--42.7%
              U.S. TREASURY NOTES & BONDS,
$ 400,000      2.00%, 11/30/04                                                  $    403,984
  350,000      3.00%, 11/15/07                                                       356,125
  165,000      3.00%, 02/15/08                                                       167,514
  190,000      3.38%, 04/30/04                                                       194,631
  145,000      3.50%, 11/15/06                                                       151,446
  215,000      4.38%, 08/15/12                                                       227,152
   25,000      4.88%, 02/15/12                                                        27,414
    5,000      6.13%, 08/15/29                                                         5,985
  250,000      6.25%, 08/15/23                                                       299,580
   40,000      6.25%, 05/15/30                                                        48,767
  220,000      6.75%, 08/15/26                                                       280,878
  550,000      8.50%, 02/15/20+                                                      807,685
                                                                                ------------
            TOTAL U.S. TREASURY SECURITIES
            (COST $2,752,266)                                                      2,971,161
                                                                                ------------

            U.S. GOVERNMENT AGENCY SECURITIES--26.7%
  600,001     FEDERAL FARM CREDIT BANK, 3.88%, 12/15/04                              623,031
              FEDERAL HOME LOAN BANK, 2.13%, 12/15/04
  500,000      2.13%, 12/15/04                                                       504,856
  100,000      4.50%, 11/15/12                                                       102,917
  550,000     FEDERAL HOME LOAN MORTGAGE CORP.,
               5.75%, 01/15/12                                                       622,236
                                                                                ------------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES
            (COST $1,752,388)                                                      1,853,040
                                                                                ------------
            RESIDENTIAL MORTGAGE BACKED SECURITIES--14.8%
            MORTGAGE BACKED PASS-THROUGH SECURITIES--14.8%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  498,930      POOL 673233, 5.50%, 01/01/33                                          511,280
  500,000      TBA, 6.00%, 03/25/33                                                  519,844
                                                                                ------------
            TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
            (COST $1,020,777)                                                      1,031,124
                                                                                ------------
            TOTAL LONG-TERM INVESTMENTS
            (COST $5,525,431)                                                      5,855,325
                                                                                ------------
            SHORT-TERM INVESTMENT--15.8%
            MONEY MARKET FUND--15.8%

 SHARES
 ------
1,096,956     JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND(a)
            (COST $1,096,956)                                                      1,096,956
                                                                                ------------
            TOTAL INVESTMENTS--100.0%
            (COST $6,622,387)                                                   $  6,952,281
                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                          MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 2003 (UNAUDITED)

PRINCIPAL
 AMOUNT                                   ISSUER                                   VALUE
---------                                 ------                                   -----
              MONEY MARKET INSTRUMENTS--100.0%
              U.S. TREASURY SECURITY--41.8%
$ 1,530,000    U.S. TREASURY BILL, 1.15%, 03/13/03
              (COST $1,529,411)                                                 $  1,529,411
                                                                                ------------

              U.S. GOVERNMENT AGENCY SECURITIES--58.2%
    400,000     FEDERAL HOME LOAN BANK, DN, 1.24%, 03/19/03                          399,752
    547,000     FEDERAL HOME LOAN MORTGAGE CORP., DN,
                 1.23%, 04/10/03                                                     546,252
    525,000     FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN,
                 1.23%, 03/03/03                                                     524,964
    662,000     STUDENT LOAN MARKETING ASSOCIATION, DN,
                 1.28%, 03/03/03                                                     661,953
                                                                                ------------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $2,132,921)                                                    2,132,921
                                                                                ------------
              TOTAL INVESTMENTS--100.0%
              (COST $3,662,332)**                                               $  3,662,332
                                                                                ============

INDEX:

   *   = Non-income producing security.

   ** = The cost of securities is substantially the same for federal income tax purposes.

    # = All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.

    + = All or a portion of this security is segregated for TBA, when issued or delayed delivery securities.

    @ = Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margins for futures contracts.

  (a) = Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

  ADR  = American Depositary Receipt.

  DN   = Discount Note. The rate shown is the effective yield at the date of purchase.

  FRN = Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect as February 28, 2003.

  GDR  = Global Depositary Receipt.

  MTN  = Medium Term Note.

  SUB = Step-up Bond. The rate shown is the rate in effect as of February 28, 2003.

  SER. = Series.

  TBA  = To Be Announced.

  USD  = United States Dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                   FEBRUARY 28, 2003 (UNAUDITED)

                                                    GROWTH AND     CAPITAL   INTERNATIONAL   ASSET     U.S. GOVERNMENT     MONEY
                                                      INCOME       GROWTH       EQUITY     ALLOCATION      INCOME         MARKET
                                                    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------  -----------  -----------  -----------   -----------   ------------
ASSETS:
   Investment securities, at value                 $  5,679,427  $ 4,335,535  $ 3,805,625  $ 6,328,686   $ 6,952,281   $  3,662,332
   Cash                                                   2,143          498        1,954        1,074            --            530
   Foreign currency, at value                                --           --        3,453           --            --             --
   Receivables:
    Investment securities sold                          196,646       42,285        5,080       14,652            --             --
    Interest and dividends                               13,373          883        6,243       21,813        29,087             --
    Foreign tax reclaim                                      --           --        6,949           --            --             --
    Expense reimbursement from Administrator              2,086        3,006           --        3,697         2,853          2,090
                                                   ------------  -----------  -----------  -----------   -----------   ------------
      TOTAL ASSETS                                    5,893,675    4,382,207    3,829,304    6,369,922     6,984,221      3,664,952
                                                   ------------  -----------  -----------  -----------   -----------   ------------
LIABILITIES:
   Payables:
    Dividends                                                --           --           --           --            --          1,830
    Investment securities purchased                      41,518       25,374        5,127      675,600       683,295             --
    Variation margin                                         --           --           --          403            --             --
    Custodian fees                                       16,164       15,324       16,253       21,822        14,370         12,362
    Trustee fees                                          3,264        1,589        1,998        2,211         1,138          1,271
    Other                                                20,735       18,014        6,414       16,893        24,669         19,738
                                                   ------------  -----------  -----------  -----------   -----------   ------------
      TOTAL LIABILITIES                                  81,681       60,301       29,792      716,929       723,472         35,201
                                                   ------------  -----------  -----------  -----------   -----------   ------------
   Net Assets:                                     $  5,811,994  $ 4,321,906  $ 3,799,512  $ 5,652,993   $ 6,260,749   $  3,629,751
                                                   ============  ===========  ===========  ===========   ===========   ============
NET ASSETS:
   Paid in capital                                    8,841,015    5,407,837    6,010,132    7,548,274     5,843,777      3,629,750
   Accumulated undistributed (overdistributed)
     net investment income                               12,269      (17,489)        (733)      13,838        27,092              1
   Accumulated net realized gain (loss) on
     investments, futures and foreign exchange
     transactions                                    (2,023,004)    (553,497)  (1,051,892)  (1,648,302)       59,986             --
   Net unrealized appreciation (depreciation) of
     investments, futures and foreign currency
     translations                                    (1,018,286)    (514,945)  (1,157,995)    (260,817)      329,894             --
                                                   ------------  -----------  -----------  -----------   -----------   ------------
      NET ASSETS APPLICABLE TO INVESTOR'
      BENEFICIAL INTERESTS                         $  5,811,994  $ 4,321,906  $ 3,799,512  $ 5,652,993   $ 6,260,749   $  3,629,751
                                                   ============  ===========  ===========  ===========   ===========   ============
      Shares of beneficial interest outstanding
      ($0.001 par value; unlimited number of
      shares authorized)                                677,822      531,923      602,609      718,100       636,153      3,629,698
      Net asset value, maximum offering price
      per share and redemption price per share     $       8.57  $      8.13    $    6.31  $      7.87   $      9.84   $       1.00
                                                   ============  ===========  ===========  ===========   ===========   ============
      Cost of investments                          $  6,697,713  $ 4,850,480  $ 4,964,287  $ 6,573,262   $ 6,622,387   $  3,662,332
                                                   ============  ===========  ===========  ===========   ===========   ============
      Cost of foreign currency                     $         --  $        --  $     3,454  $        --   $        --   $         --
                                                   ============  ===========  ===========  ===========   ===========   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


                                                GROWTH AND      CAPITAL     INTERNATIONAL    ASSET     U.S. GOVERNMENT     MONEY
                                                  INCOME        GROWTH         EQUITY      ALLOCATION      INCOME         MARKET
                                                 PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                               -------------   ----------    ----------    ----------    ----------     ----------
INVESTMENT INCOME:
Interest                                       $          --   $       --    $       --    $   41,102    $  108,248     $   25,517
   Dividend                                           74,556        5,453        27,706        26,247            --             --
   Dividend income from affiliated investments*          407          726            --         8,377         7,998             --
   Foreign tax withheld                                   --           --        (3,198)           --            --             --
                                               -------------   ----------    ----------    ----------    ----------     ----------
    TOTAL INVESTMENT INCOME                           74,963        6,179        24,508        75,726       116,246         25,517
                                               -------------   ----------    ----------    ----------    ----------     ----------
EXPENSES:
   Investment advisory fees                           19,486       14,501        16,602        16,122        15,522          4,492
   Administration fees                                 4,872        3,625         3,113         4,397         4,657          2,099
   Accounting fees                                        --           --        38,590            --            --             --
   Custodian fees                                     22,813       22,758         2,139        31,744        23,894          3,148
   Printing and postage                                5,381        4,462         3,444         3,590         5,137          3,593
   Professional fees                                  10,417       10,654        12,794        12,093        11,611          9,111
   Transfer agent fees                                 8,274        6,209         8,630         8,135         6,939          5,390
   Trustees' fees                                         33           24            21            29            31             18
   Other                                               2,903        2,939         6,394         3,212         4,144          3,269
                                               -------------   ----------    ----------    ----------    ----------     ----------
    TOTAL EXPENSES                                    74,179       65,172        91,727        79,322        71,935         31,120
                                               -------------   ----------    ----------    ----------    ----------     ----------
   Less amounts waived                                24,358       18,126        19,715        20,519        20,179          6,591
   Less expense reimbursements                        20,585       24,786        49,183        33,882        26,876         14,647
   Less earnings credits                                   5          510            --             5            44             --
                                               -------------   ----------    ----------    ----------    ----------     ----------
    NET EXPENSES                                      29,231       21,750        22,829        24,916        24,836          9,882
                                               -------------   ----------    ----------    ----------    ----------     ----------
    NET INVESTMENT INCOME (LOSS)                      45,732      (15,571)        1,679        50,810        91,410         15,635
                                               -------------   ----------    ----------    ----------    ----------     ----------
NET REALIZED GAIN (LOSS) ON TRANSACTIONS FROM:
   Investments                                      (673,696)    (526,513)     (124,348)     (214,543)      102,543             --
   Futures                                                --           --            --       (27,982)           --             --
   Foreign currency                                       --           --         1,284            --            --             --
CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Investments                                        95,577      294,647      (467,690)        8,256        61,289             --
   Futures                                                --           --            --         7,319            --             --
   Foreign currency translations                          --           --         1,657            --            --             --
                                               -------------   ----------    ----------    ----------    ----------     ----------
Net realized and unrealized gain (loss)             (578,119)    (231,866)     (589,097)     (226,950)      163,832             --
                                               -------------   ----------    ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations                                   $    (532,387)  $ (247,437)   $ (587,418)   $ (176,140)   $  255,242     $   15,635
                                               =============   ==========    ==========    ==========    ==========     ==========

*  Includes Reimbursements of Investment
   Advisory and Administration fees:           $          83   $       82    $       --    $      960    $      909     $       --

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENTS OF CHANGES IN NET ASSETS
                                           FOR THE PERIODS INDICATED (UNAUDITED)

                                                  GROWTH AND INCOME              CAPITAL GROWTH            INTERNATIONAL EQUITY
                                                      PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                            ---------------------------   --------------------------   ---------------------------
                                               9/1/02          YEAR          9/1/02          YEAR         9/1/02          YEAR
                                               THROUGH        ENDED          THROUGH         ENDED        THROUGH         ENDED
                                               2/28/03        8/31/02        2/28/03        8/31/02       2/28/03        8/31/02
                                            -------------  --------------  ------------   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)             $      45,732  $      100,865  $    (15,571)  $    (26,107) $      1,679  $    48,854
   Net realized gain loss on
   investments, futures and foreign
   exchange transactions                         (673,696)       (881,803)     (526,513)       420,201      (123,064)    (712,959)
   Change in net unrealized appreciation
   (depreciation) on investments, futures
   and foreign currency translations               95,577        (719,509)      294,647     (2,071,240)     (466,033)     278,229
                                            -------------  --------------  ------------   ------------  ------------  -----------
     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                      (532,387)     (1,500,447)     (247,437)    (1,677,146)     (587,418)    (385,876)
                                            -------------  --------------  ------------   ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net investment income                         (101,286)       (158,117)           --         (1,217)      (67,750)          --
   Net realized gain on investment
   transactions                                        --              --      (962,703)            --            --           --
                                            -------------  --------------  ------------   ------------  ------------  -----------
     TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                                (101,286)       (158,117)     (962,703)        (1,217)      (67,750)          --
                                            -------------  --------------  ------------   ------------  ------------  -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
   Proceeds from shares issued                     79,125         117,157        68,080        142,281        39,905       74,842
   Dividends reinvested                           101,286         158,117       962,703          1,217        67,750           --
   Cost of shares redeemed                       (911,563)     (3,072,327)     (773,026)    (3,617,731)     (210,016)    (575,277)
                                            -------------  --------------  ------------   ------------  ------------  -----------
     INCREASE (DECREASE) FROM
     CAPITAL SHARE TRANSACTIONS                  (731,152)     (2,797,053)      257,757     (3,474,233)     (102,361)    (500,435)
                                            -------------  --------------  ------------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                         (1,364,825)     (4,455,617)     (952,383)    (5,152,596)     (757,529)    (886,311
NET ASSETS:
   Beginning of period                          7,176,819      11,632,436     5,274,289     10,426,885     4,557,041    5,443,352
                                            -------------  --------------  ------------   ------------  ------------  -----------
   End of period                            $   5,811,994  $    7,176,819  $  4,321,906   $  5,274,289  $  3,799,512  $ 4,557,041
                                            =============  ==============  ============   ============  ============  ===========

Undistributed net investment
   income (loss)                                   12,269          67,823       (17,489)        (1,918)         (733)      65,338
                                            -------------  --------------  ------------   ------------  ------------  -----------
Share Transactions:
   Issued                                           8,395          11,091         6,718         10,834         5,750        9,480
   Reinvested                                      10,950          14,335       112,071             87         9,876           --
   Redeemed                                      (100,770)       (286,609)      (81,436)      (282,163)      (31,258)     (74,907)
                                            -------------  --------------  ------------   ------------  ------------  -----------
Change in Shares                                  (81,425)       (261,183)       37,353       (271,242)      (15,632)     (65,427)
                                            =============  ==============  ============   ============  ============  ===========

                                                 ASSET ALLOCATION           U.S. GOVERNMENT INCOME            MONEY MARKET
                                                     PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                            ---------------------------   --------------------------   --------------------------
                                               9/1/02          YEAR          9/1/02         YEAR          9/1/02         YEAR
                                              THROUGH         ENDED         THROUGH        ENDED         THROUGH         ENDED
                                              2/28/03        8/31/02        2/28/03       8/31/02        2/28/03        8/31/02
                                            ------------   ------------   ------------  ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)             $     50,810   $    110,842   $     91,410  $    218,711   $     15,635   $    61,574
   Net realized gain loss on
   investments, futures and foreign
   exchange transactions                        (242,525)      (725,672)       102,543       206,984             --           638
   Change in net unrealized appreciation
   (depreciation) on investments, futures
   and foreign currency translations              15,575            566         61,289       101,074             --            --
                                            ------------   ------------   ------------  ------------   ------------   -----------
     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                     (176,140)      (614,264)       255,242       526,769         15,635        62,212
                                            ------------   ------------   ------------  ------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net investment income                        (120,068)      (205,827)      (238,159)     (355,820)       (15,611)      (61,574)
   Net realized gain on investment
   transactions                                       --             --       (137,744)      (84,486)           (66)         (138)
                                            ------------   ------------   ------------  ------------   ------------   -----------
     TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                               (120,068)      (205,827)      (375,903)     (440,306)       (15,677)      (61,712)
                                            ------------   ------------   ------------  ------------   ------------   -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
   Proceeds from shares issued                    15,194         64,303        280,660       472,485        158,933       548,026
   Dividends reinvested                          120,068        205,827        375,903       440,306         15,682        59,898
   Cost of shares redeemed                      (327,073)      (599,602)      (403,017)   (1,043,067)      (126,477)     (901,383)
                                            ------------   ------------   ------------  ------------   ------------   -----------
     INCREASE (DECREASE) FROM
     CAPITAL SHARE TRANSACTIONS                 (191,811)      (329,472)       253,546      (130,276)        48,138      (293,459)
                                            ------------   ------------   ------------  ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                          (488,019)    (1,149,563)       132,885       (43,813)        48,096      (292,959)
NET ASSETS:
   Beginning of period                         6,141,012      7,290,575      6,127,864     6,171,677      3,581,655     3,874,614
                                            ------------   ------------   ------------  ------------   ------------   -----------
   End of period                            $  5,652,993   $  6,141,012   $  6,260,749  $  6,127,864   $  3,629,751   $ 3,581,655
                                            ============   ============   ============  ============   ============   ===========

Undistributed net investment
   income (loss)                                  13,838         83,096         27,092       173,841              1           (23)
                                            ------------   ------------   ------------  ------------   ------------   -----------
Share Transactions:
   Issued                                          1,851          7,303         27,702        50,246        158,933       548,026
   Reinvested                                     14,823         22,037         39,116        47,962         15,682        59,898
   Redeemed                                      (40,841)       (67,990)       (41,056)     (107,913)      (126,477)     (901,383)
                                            ------------   ------------   ------------  ------------   ------------   -----------
Change in Shares                                 (24,167)       (38,650)        25,762        (9,705)        48,138      (293,459)
                                            ============   ============   ============  ============   ============   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                            GROWTH AND INCOME PORTFOLIO
                                         ---------------------------------------------------------------
                                           9/1/02
                                          THROUGH                 YEAR ENDED AUGUST 31,
                                          2/28/03      2002       2001       2000      1999       1998
                                         ----------   -------   --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period   $     9.45   $ 11.40   $  13.91   $  12.63   $ 12.36   $  15.16
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.07      0.15       0.14       0.11      0.06       0.09
  Net gains or losses on investments
  (both realized and unrealized)              (0.81)    (1.92)     (2.53)      1.21      2.58      (0.71)
                                         ----------   -------   --------   --------   -------   --------
    TOTAL FROM INVESTMENT OPERATIONS          (0.74)    (1.77)     (2.39)      1.32      2.64      (0.62)
                                         ----------   -------   --------   --------   -------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income                        0.14      0.18       0.12       0.04      0.09       0.13
  Net realized gains                             --        --         --        --       2.28       2.05
                                         ----------   -------   --------   --------   -------   --------
    TOTAL DISTRIBUTIONS                        0.14      0.18       0.12       0.04      2.37       2.18
                                         ----------   -------   --------   --------   -------   --------
NET ASSET VALUE, END OF PERIOD           $     8.57   $  9.45   $  11.40   $  13.91   $ 12.63   $  12.36
                                         ==========   =======   ========   ========   =======   ========
TOTAL RETURN(a)                               (7.91%)  (15.77%)   (17.29%)    10.44%    21.23%     (5.45%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period
    (000 omitted)                        $    5,812   $ 7,177   $ 11,632   $ 16,223   $19,153   $ 17,370
  Ratios to Average Net Assets:
    Expenses                                   0.90%     0.90%      0.90%      0.90%     0.90%      0.90%
    Net investment income (loss)               1.41%     1.06%      0.99%      0.73%     0.54%      0.78%
    Expenses without waivers,
    reimbursements and earning credits         2.29%     1.95%      1.51%      1.37%     1.33%      1.70%
    Net investment income (loss) without
    waivers, reimbursements and earning
    credits                                    0.02%     0.01%      0.38%      0.26%     0.11%     (0.02%)
Portfolio turnover(a)                            14%       57%        14%        65%      114%       170%

                                                             CAPITAL GROWTH PORTFOLIO
                                              -----------------------------------------------------------------
                                                9/1/02
                                               THROUGH                YEAR ENDED AUGUST 31,
                                                2/28/03      2002     2001        2000       1999        1998
                                              ----------   -------   --------   --------   ---------   --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period        $    10.66   $ 13.62   $  16.31   $  13.75   $   11.72   $  15.52
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            (0.03)    (0.06)        --(b)    0.03        0.07       0.10
  Net gains or losses on investments
  (both realized and unrealized)                   (0.40)    (2.90)     (1.73)      3.54        3.37      (2.37)
                                              ----------   -------   --------   --------   ---------   --------
    TOTAL FROM INVESTMENT OPERATIONS               (0.43)    (2.96)     (1.73)      3.57        3.44      (2.27)
                                              ----------   -------   --------   --------   ---------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income                               --        --(b)      --       0.09        0.09       0.09
  Net realized gains                                2.10        --       0.96       0.92        1.32       1.44
                                              ----------   -------   --------   --------   ---------   --------
    TOTAL DISTRIBUTIONS                             2.10        --       0.96       1.01        1.41       1.53
                                              ----------   -------   --------   --------   ---------   --------
NET ASSET VALUE, END OF PERIOD                $     8.13   $ 10.66   $  13.62   $  16.31   $   13.75   $  11.72
                                              ==========   =======   ========   ========   =========   ========
TOTAL RETURN(a)                                    (5.09%)  (21.72%)   (10.70%)    27.92%      30.59%   (16.38%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period
   (000 omitted)                              $    4,322   $ 5,274   $ 10,427   $ 13,177   $  12,649   $ 11,096
  Ratios to Average Net Assets:
    Expenses                                        0.90%     0.90%      0.90%      0.90%       0.90%      0.90%
    Net investment income (loss)                   (0.65%)   (0.34%)    (0.01%)     0.21%       0.59%      0.72%
    Expenses without waivers,
    reimbursements and earning credits              2.70%     2.29%      1.75%      1.69%       1.70%      1.70%
    Net investment income (loss) without
    waivers, reimbursements and earning
    credits                                        (2.45%)   (1.73%)    (0.86%)    (0.58%)     (0.21%)    (0.08%)
Portfolio turnover(a)                                 18%       98%        47%       128%         27%        71%

                                                               INTERNATIONAL EQUITY PORTFOLIO
                                              -----------------------------------------------------------
                                               9/1/02
                                               THROUGH                YEAR ENDED AUGUST 31,
                                               2/28/03     2002       2001     2000       1999     1998
                                              ---------   -------   --------  -------   -------   -------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period        $    7.37   $  7.96   $  13.30  $ 11.36   $  9.63   $ 10.45
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              --      0.08       0.08    (0.03)       --      0.02
  Net gains or losses on investments
  (both realized and unrealized)                  (0.95)    (0.67)     (2.98)    2.38      2.32     (0.28)
                                              ---------   -------   --------  -------   -------   -------
    TOTAL FROM INVESTMENT OPERATIONS              (0.95)    (0.59)     (2.90)    2.35      2.32     (0.26)
                                              ---------   -------   --------  -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income                            0.11        --         --       --      0.10      0.18
  Net realized gains                                 --        --       2.44     0.41      0.49      0.38
                                              ---------   -------   --------  -------   -------   -------
    TOTAL DISTRIBUTIONS                            0.11        --       2.44     0.41      0.59      0.56
                                              ---------   -------   --------  -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $    6.31   $  7.37   $   7.96  $ 13.30   $ 11.36   $  9.63
                                              =========   =======   ========  =======   =======   =======
TOTAL RETURN(a)                                  (12.99%)   (7.41%)   (24.76%)  20.58%    25.03%    (2.46%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000 omitted)   $   3,800   $ 4,557   $  5,443  $ 7,960   $ 7,337$    6,318
  Ratios to Average Net Assets:
    Expenses                                       1.10%     1.10%      1.10%    1.10%     1.10%     1.10%
    Net investment income (loss)                   0.08%     0.95%      0.71%   (0.15%)    0.04%     0.19%
    Expenses without waivers,
    reimbursements and earning credits             4.44%     3.88%      3.38%    2.62%     3.24%     3.05%
    Net investment income (loss) without
    waivers, reimbursements and earning
    credits                                       (3.26%)  (1.83%)     (1.57%)  (1.67%)  (2.10%)    (1.76%)
Portfolio turnover(a)                                 6%       74%        98%     102%      170%      157%

                                                                ASSET ALLOCATION PORTFOLIO
                                              -----------------------------------------------------------
                                               9/1/02
                                               THROUGH                YEAR ENDED AUGUST 31,
                                               2/28/03      2002      2001      2000      1999     1998
                                              ---------   -------   --------  -------   -------   -------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period        $    8.27   $  9.34   $  11.31  $ 10.72   $ 10.64   $ 11.57
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.07      0.15       0.25     0.29      0.24      0.28
  Net gains or losses on investments
  (both realized and unrealized)                  (0.30)    (0.95)     (1.95)    0.68      1.04     (0.25)
                                              ---------   -------   --------  -------   -------   -------
    TOTAL FROM INVESTMENT OPERATIONS              (0.23)    (0.80)     (1.70)    0.97      1.28      0.03
                                              ---------   -------   --------  -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income                            0.17      0.27       0.27     0.30      0.18      0.30
  Net realized gains                                 --        --         --     0.08      1.02      0.66
                                              ---------   -------   --------  -------   -------   -------
    TOTAL DISTRIBUTIONS                            0.17      0.27       0.27     0.38      1.20      0.96
                                              ---------   -------   --------  -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $    7.87   $  8.27   $   9.34  $ 11.31   $ 10.72   $ 10.64
                                              =========   =======   ========  =======   =======   =======
TOTAL RETURN(a)                                  (2.88%)    (8.90%)   (15.20%)   9.31%    11.88%    (0.04%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000 omitted)   $   5,653   $ 6,141   $  7,291  $ 9,112   $ 9,324   $ 7,813
  Ratios to Average Net Assets:
    Expenses                                       0.85%     0.85%      0.85%    0.85%     0.85%     0.85%
    Net investment income (loss)                   1.73%     1.59%      2.39%    2.52%     2.48%     2.81%
    Expenses without waivers,
    reimbursements and earning credits             2.71%     3.31%      2.25%    2.16%     1.90%     1.91%
    Net investment income (loss) without
    waivers, reimbursements and earning
    credits                                       (0.13%)  (0.87%)      0.99%    1.21%     1.43%     1.75%
Portfolio turnover(a)                               118%      312%       100%     145%      112%      162%

(a)  Not annualized for periods less than one year.
(b) Net investment income per share has been calculated based on average shares outstanding during the period.
(c)  Amount is less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                           U.S. GOVERNMENT INCOME PORTFOLIO
                                               --------------------------------------------------------
                                               9/1/02
                                               THROUGH               YEAR ENDED AUGUST 31,
                                               2/28/03     2002     2001     2000     1999      1998
                                               --------  -------  -------  -------  --------   --------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period         $  10.04  $  9.95  $  9.44  $  9.51  $  10.12   $   9.40
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.14     0.37     0.51     0.59      0.52       0.39
  Net gains or losses on investments
  (both realized and unrealized)                   0.26     0.45     0.46     0.10     (0.62)      0.64
                                               --------  -------  -------  -------  --------   --------
    TOTAL FROM INVESTMENT OPERATIONS               0.40     0.82     0.97     0.69     (0.10)      1.03
                                               --------  -------  -------  -------  --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income                            0.38     0.59     0.46     0.58      0.51       0.31
  Net realized gains                               0.22     0.14       --     0.18        --         --
                                               --------  -------  -------  -------  --------   --------
    TOTAL DISTRIBUTIONS                            0.60     0.73     0.46     0.76      0.51       0.31
                                               --------  -------  -------  -------  --------   --------
NET ASSET VALUE, END OF PERIOD                 $   9.84  $ 10.04  $  9.95  $  9.44  $   9.51   $  10.12
                                               ========  =======  =======  =======  ========   ========
TOTAL RETURN(a)                                    4.20%    8.92%   10.53%    7.80%    (1.15%)    11.12%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000 omitted)    $  6,261  $ 6,128  $ 6,172  $ 5,885  $  6,433   $  6,581
  Ratios to Average Net Assets:
    Expenses                                       0.80%    0.80%    0.80%    0.80%     0.80%      0.80%
    Net investment income (loss)                   2.94%    3.61%    5.21%    5.70%     5.35%      5.40%
    Expenses without waivers,
    reimbursements and earning credits             2.32%    2.47%    2.26%    2.49%     1.97%      1.99%
    Net investment income (loss) without
    waivers, reimbursements and earning credits    1.42%    1.94%    3.75%    4.01%     4.18%      4.21%
Portfolio turnover(a)                               133%     458%      91%      37%       31%        14%

                                                               MONEY MARKET PORTFOLIO
                                               -----------------------------------------------------------
                                               9/1/02
                                               THROUGH                 YEAR ENDED AUGUST 31,
                                               2/28/03      2002       2001      2000      1999     1998
                                               --------    -------   -------   -------    -------  -------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period         $   1.00    $  1.00   $  1.00   $  1.00    $  1.00  $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              --(b)    0.02      0.05      0.05       0.05     0.05
  Net gains or losses on investments
  (both realized and unrealized)                     --         --        --        --         --       --
                                               --------    -------   -------   -------    -------  -------
    TOTAL FROM INVESTMENT OPERATIONS                 --       0.02      0.05      0.05       0.05     0.05
                                               --------    -------   -------   -------    -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income                              --(b)    0.02      0.05      0.05       0.05     0.05
  Net realized gains                                 --         --        --        --         --       --
                                               --------    -------   -------   -------    -------  -------
    TOTAL DISTRIBUTIONS                              --       0.02      0.05      0.05       0.05     0.05
                                               --------    -------   -------   -------    -------  -------
NET ASSET VALUE, END OF PERIOD                 $   1.00    $  1.00   $  1.00   $  1.00    $  1.00  $  1.00
                                               ========    =======   =======   =======    =======  =======
TOTAL RETURN(a)                                    0.43%      1.62%     5.05%     5.57%      4.66%    5.04%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000 omitted)    $  3,630    $ 3,582   $ 3,875   $ 3,883    $ 3,991  $ 3,279
  Ratios to Average Net Assets:
    Expenses                                       0.55%      0.55%     0.55%     0.55%      0.55%    0.55%
    Net investment income (loss)                   0.87%      1.61%     4.90%     5.43%      4.54%    4.94%
    Expenses without waivers,
    reimbursements and earning credits             1.73%      2.55%     2.77%     2.51%      2.28%    2.24%
    Net investment income (loss) without
    waivers, reimbursements and earning credits   (0.31%)    (0.39%)    2.68%     3.47%      2.81%    3.25%
Portfolio turnover(a)                                --         --        --        --         --       --

(a) Not annualized for periods less than one Year.
(b) Amount is less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

2. SIGNIFICANT ACCOUNTING POLICIES THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments--Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities, which are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

        Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

        Money market instruments held in the MMP are valued at amortized cost which approximates market value. The MMP's use of amortized cost is subject to the MMP's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     B. Repurchase Agreements--It is each Portfolio's policy that repurchase agreements be fully collateralized, primarily by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

        AAP may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the Portfolio, or in anticipation of buying or selling a specific security.

        IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner, allowing the fund manager to adjust country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when it is anticipated that this will be more efficient than buying stocks directly.

        Use of long futures contracts subject the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Portfolios to unlimited risk of loss.

        The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

        As of February 28, 2003, AAP had open futures contracts as shown on its Portfolio of Investments.

     D. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

            (1) Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

            (2) Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

        The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets other than investments and liabilities denominated in foreign currencies which are held at period end.

     E. Forward Foreign Currency Exchange Contracts--The Portfolios may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios's basis in the contract. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

        As of February 28, 2003, the Portfolios had no outstanding forward foreign currency exchange contracts.

     F. Security Transactions and Investment Income--Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date.

        Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Portfolios's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

     G. Dollar Rolls--The AAP may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the components of dollar rolls using

        "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. AAP had TBA Dollar Rolls outstanding as of February 28, 2003, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

     H. Allocation of Expenses--Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses of the Trust are allocated proportionately among each of the Portfolios within the Trust in relation to the net assets of each Portfolio or on another reasonable basis

     I. Federal Income Tax Status--Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. The policy of the Portfolios is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gain on investments. In addition, the Portfolios intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     J. Distributions to Shareholders--Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment Advisory Fee--Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM" or "Adviser") acts as the investment adviser to the Portfolios. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio's respective average daily net assets. The annual fee for each Portfolio is as follows:

                                     INVESTMENT
             PORTFOLIO:           ADVISORY FEE (%)
                                  ---------------
             GIP                        0.60
             CGP                        0.60
             IEP                        0.80
             AAP                        0.55
             USGIP                      0.50
             MMP                        0.25

        J.P. Morgan Fleming Asset Management (London) "JPMFAM(London)" Ltd:, a wholly owned subsidiary of JPMCB, is the sub-advisor to IEP pursuant to a sub-advisory agreement between JPMFAM and JPMFAM(London). For it services as sub-advisor, JPMFAM(London) receives a portion of the fees payable to JPMFAM as advisor.

        The Adviser waived fees as outlined in Note 3.D. below.

        The Portfolios, other than MMP, may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Portfolios in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Portfolio's investment in an affiliated money market fund.

     B. Administration Fee--Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of each Portfolio's average daily net assets.

        BISYS serves as the Portfolios' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

        The Administrator waived fees and reimbursed expenses as outlined in
        Note 3.D. below.

     C. Custodian and Accounting Fees--JPMCB provides portfolio accounting and custody services for GIP, CGP, AAP and USGIP (only custody services is provided for IEP by JPMCB). Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     D. Waivers and Reimbursements--For the six months ended February 28, 2003, the Portfolios' vendors voluntarily waived expenses as follows:

                         GIP          CGP          IEP           AAP         USGIP        MMP         TOTAL
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Advisory         $   19,486   $   14,501   $   16,602   $   16,122   $   15,522   $    4,492   $   86,725
     Administration        4,872        3,625        3,113        4,397        4,657        2,099       22,763
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Total            $   24,358   $   18,126   $   19,715   $   20,519   $   20,179   $    6,591   $  109,488

        The Administrator voluntarily reimbursed certain expenses of the portfolios as follows:

                     GIP        CGP       IEP        AAP      USGIP        MMP         TOTAL
                 ---------  ---------  ---------  ---------  ---------  ---------    ----------
                 $  20,585  $  24,786  $  49,183  $  33,882  $  26,876  $  14,647    $  169,959

     E. Other--Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

4. INVESTMENT TRANSACTIONS--For the six months ended February 28, 2003, purchases and sales of investments (excluding short-term investments) were as follows:

                             GIP         CGP         IEP          AAP        USGIP
                        -----------  ----------  ----------  ------------  ----------
     Purchases
      (excluding U.S.
       Government)      $   886,703  $  860,809  $  265,101  $  1,790,612  $       --
     Sales (excluding
       U.S. Government)   1,662,146   1,829,290     443,045     1,438,050          --
     Purchases of
       U.S. Government           --          --          --     4,593,026   7,952,962
     Sales of
       U.S. Government           --          --          --     4,986,618   7,722,695

5. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation(depreciation) in value of the investment securities at February 28, 2003, are as follows:

                                 GIP           CGP             IEP          AAP           USGIP
                             ------------  ------------   ------------  ------------   -----------
     Aggregate cost          $  6,697,713  $  4,850,480   $  4,964,287  $  6,573,262   $ 6,622,387
                             ------------  ------------   ------------  ------------   -----------
     Gross unrealized
       appreciation               164,735       361,439        158,641       177,521       329,894
     Gross unrealized
       depreciation            (1,183,021)     (876,384)    (1,316,636)     (438,338)           --
                             ------------  ------------   ------------  ------------   -----------
     Net unrealized
       appreciation
       (depreciation)          (1,018,286)     (514,945)    (1,157,995)     (260,817)      329,894
                             ============  ============   ============  ============   ===========

6. CONCENTRATIONS AND INDEMNIFICATIONS--As of February 28, 2003, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

     IEP may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

     As of February 28, 2003, IEP invested 19.7% and 27.7% of its total investments in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

     As of February 28, 2003, CGP invested approximately 18.8% of its net assets in securities issued by Health Care/Health Care Services companies.

     In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. SUBSEQUENT EVENT--The Funds' Board of Trustees has approved a change in the fund accounting and custody vendor for MMP from The Bank of New York to JPMCB. This change is expected to occur on or about May 1, 2003.

8. REORGANIZATION--On April 9, 2003, The Board of Trustees approved in principle management's proposal to merge the Portfolios ("Target Portfolios") into the SunAmerica Series Trust Funds as shown in the table below. Each of the proposed mergers is contingent upon approval from each of the Target Portfolio's shareholders and regulatory review. If approved, the mergers are expect to occur prior to December 31, 2003.

           MUTUAL FUND
      VARIABLE ANNUITY TRUST           SUNAMERICA SERIES TRUST
        (TARGET PORTFOLIO)                 (SURVIVOR FUND)
     ----------------------------   -------------------------------
     Vista International Equity     International Growth and Income
     Vista Capital Growth           Marsico Growth
     Vista Growth and Income        Davis Venture Value
     Vista Asset Allocation         MFS Total Return
     Vista U.S. Government Income   Cash Management
     Vista Money Market             Cash Management

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A-7036-CRT
(C) J.P. MORGAN CHASE & CO., 2003.
    ALL RIGHTS RESERVED.                   APRIL, 2003              F-7036(CMB)
                                                                    SAN-VCA-203